BELL SPORTS CORP. EMPLOYEES' RETIREMENT AND 401(k) PLAN
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                                TABLE OF CONTENTS


ARTICLE 1......................................................................1
         TITLE AND PURPOSE.....................................................1

ARTICLE 2......................................................................1
         DEFINITIONS...........................................................1

ARTICLE 3......................................................................6
         PARTICIPATION.........................................................6
         Section 3.1.  Eligibility for Participation...........................6
         Section 3.2.  Applications for Salary Reduction Contributions.........6
         Section 3.3.  Transfer to an Employer or Affiliate....................7

ARTICLE 4......................................................................7
         EMPLOYER CONTRIBUTIONS................................................7
         Section 4.1.  Employer Discretionary Contributions....................7
         Section 4.2.  Salary Reduction Contributions..........................8
         Section 4.3.  Annual Limit on Salary Reduction Contributions..........9
         Section 4.4.  Employer Matching Contributions........................10
         Section 4.5.  Limitations on Contributions for Highly Compensated
                       Employees..............................................11
         Section 4.6.  Limitation on Employer Contributions...................16

ARTICLE 5.....................................................................18
         ROLLOVER CONTRIBUTIONS AND DIRECT ROLLOVERS..........................18
         Section 5.1.  Rollover Contributions.................................18
         Section 5.2.  Direct Transfers from Other Plans......................19
         Section 5.3.  Special Accounting Rules for Rollover Contributions
                       and Direct Transfers...................................19

ARTICLE 6.....................................................................20
         TRUST AND INVESTMENT FUNDS...........................................20
         Section 6.1.  Trust..................................................20
         Section 6.2.  Investment Funds.......................................20

ARTICLE 7.....................................................................21
         PARTICIPANT ACCOUNTS.................................................21
         Section 7.1.  Participant Accounts...................................21
         Section 7.2.  Allocations of Contributions and Forfeitures Among
                       Participants' Accounts.................................22
         Section 7.3.  Limitations on Allocations.............................23
         Section 7.4.  Correction of Error....................................26

ARTICLE 8 ....................................................................27
         INVESTMENT ELECTIONS AND VALUATION...................................27
         Section 8.1.  Investment of Contributions............................27
         Section 8.2.  Change of Investment Election..........................27
         Section 8.3.  Fiduciary Responsibilities for Directed Investments....28

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         Section 8.4.  Value of the Balance of Company Stock Account..........28
         Section 8.5.  Valuation of Funds.....................................29
         Section 8.6.  Account Statements.....................................30

ARTICLE 9.....................................................................30
         VOTING AND OTHER SHAREHOLDER RIGHTS..................................30
         Section 9.1.  Shareholders Rights....................................30
         Section 9.2.  Company Stock..........................................30

ARTICLE 10....................................................................32
         LOANS AND DISTRIBUTIONS..............................................32
         Section 10.1.  Loans to Participants.................................32
         Section 10.2.  Distribution Upon Termination of Employment...........35
         Section 10.3.  Time and Form of Distribution upon Termination of
                        Service...............................................37
         Section 10.4.  Investment of Distributee Accounts....................42
         Section 10.5.  Designation of Beneficiary............................42
         Section 10.6.  Distributions to Minor and Disabled Distributees......44

ARTICLE 11....................................................................44
         SPECIAL PARTICIPATION AND DISTRIBUTION RULES.........................44
         Section 11.1.  Change of Employment Status and Transfers from
                        Affiliates............................................44
         Section 11.2.  Reemployment of an Eligible Employee Whose
                        Employment Terminated Prior to Becoming a
                        Participant...........................................45
         Section 11.3.  Reemployment of a Terminated Participant..............45
         Section 11.4.  Employment by Related Entities........................47
         Section 11.5.  Leased Employees......................................47
         Section 11.6.  Reemployment of Veterans..............................47

ARTICLE 12....................................................................49
         ADMINISTRATION.......................................................49
         Section 12.1.  The Committee.........................................49
         Section 12.2.  Plan Administrator....................................52
         Section 12.3.  Claims Procedure......................................53
         Section 12.4.  Procedures for Domestic Relations Orders..............54
         Section 12.5.  Notices to Participants, etc..........................55
         Section 12.6.  Notices to Committee..................................56
         Section 12.7.  Records...............................................56
         Section 12.8.  Reports of Trustee and Accounting to Participants.....56

ARTICLE 13....................................................................56
         PARTICIPATION BY OTHER EMPLOYERS.....................................56
         Section 13.1.  Adoption of Plan......................................56
         Section 13.2.  Withdrawal from Participation.........................57
         Section 13.3.  Company as Agent for Employers........................57

ARTICLE 14....................................................................58
         CONTINUANCE BY A SUCCESSOR...........................................58

ARTICLE 15....................................................................59

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         MISCELLANEOUS........................................................59
         Section 15.1.  Expenses..............................................59
         Section 15.2.  Non-Assignability.....................................59
         Section 15.3.  Employment Non-Contractual............................61
         Section 15.4.  Limitation of Rights..................................61
         Section 15.5.  Merger or Consolidation with Another Plan.............61
         Section 15.6.  Applicable Law........................................62
         Section 15.7.  Severability..........................................62
         Section 15.8.  No Guarantee..........................................62

ARTICLE 16....................................................................62
         TOP-HEAVY PLAN REQUIREMENTS..........................................62
         Section 16.1.  Top-Heavy Plan Determination..........................62
         Section 16.2.  Definitions and Special Rules.........................63
         Section 16.3.  Minimum Contribution for Top-Heavy Years..............64
         Section 16.4.  Top-Heavy Vesting Requirements........................64
         Section 16.5.  Special Rules for Applying Statutory Limitations
                        on Benefits...........................................65

ARTICLE 17....................................................................66
         AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN AND TERMINATION............66
         Section 17.1.  Amendment.............................................66
         Section 17.2.  Establishment of Separate Plan........................66
         Section 17.3.  Full Vesting upon Termination of Participation or
                        Partial Termination of the Plan.......................67
         Section 17.4.  Distribution upon Termination of the Plan.............67
         Section 17.5.  Trust Fund to Be Applied Exclusively for
                        Participants and Their Beneficiaries..................68

APPENDIX A....................................................................70

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                                    ARTICLE 1
                                TITLE AND PURPOSE

                  The title of the Plan shall be the "Bell Sports Corp. Employees' Retirement and 401(k) Plan." The Plan together with its related trust, the Bell Sports Corp. Employees' Retirement and 401(k) Trust, is an amendment and restatement of the Bell Sports, Inc. Employee's Retirement and 401(k) Plan and Trust and is a "profit sharing plan" within the meaning of U.S. Treasury Department regulation section 1.401-1(a)(2)(ii). Unless otherwise indicated, the provisions of this amendment and restatement are effective as of January 1, 1998, provided, however, that Section 4.5(d) of the Plan, to the extent such Section reflects modifications required by the Small Business Job Protection Act of 1996, shall be effective January 1, 1997.

                                    ARTICLE 2
                                   DEFINITIONS

                  As used herein, the following words and phrases shall have the following respective meanings when capitalized:

                  (1) Affiliate. (a) A corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision, or (d) any other entity that is required to be aggregated with an Employer pursuant to Treasury regulations promulgated under section 414(o) of the Code.

                  (2) Authorized Leave of Absence. Any period of absence authorized by an Employer under its standard personnel practices (including those required by the Family and Medical Leave Act of 1993), provided that the Employee returns to the employ of the Employer at the end of such period.

                  (3) Beneficiary.  The person or persons entitled under Section
         10.5 to receive benefits in the event of the death of a Participant.
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                  (4)  Benefit  Commencement  Date.  The  first  day on which an amount becomes payable to a Participant or Beneficiary.

                  (5) Board of Directors. The board of directors of the Company.

                  (6) Break-in-Service Year. An Employee's initial Break-in-Service Year shall be a 12-month period beginning the earlier of his or her termination of employment and the first anniversary of the first date the Employer is absent for any other reason. Each 12-month period thereafter in which an Employee shall not perform an Hour of Employment shall be a Break-in-Service Year. For purposes of determining whether an Employee has incurred a Break-in-Service Year, the Employee shall be deemed to be employed by the Employer for any period during which the Employee (a) is in Military Service, provided that such Military Service does not extend beyond the date on which the Employee could have been discharged (with or without application therefor) and after discharge from such Military Service the Employee returns to the employ of an Employer within the period prescribed by laws relating to the employment rights of persons in Military Service,
         (b) is on an Authorized Leave of Absence or (c) is absent from work for any period not in excess of 24 months because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of such child, (iv) the need to care for any such child for a period beginning immediately following such birth or placement or (v) a combination of such occurrences described in (i), (ii), (iii) and (iv). The period during which such Employee shall be deemed to be employed shall be determined under uniform rules adopted by the Committee in accordance with regulations promulgated by the Department of Labor. Notwithstanding the foregoing, clause (c) of this subdivision shall not be applicable unless the Employee timely furnishes to the Committee such information as it may reasonably require to establish to the satisfaction of the Committee the reason for such absence and its duration.

                  (7) Code. The Internal Revenue Code of 1986, as amended.

                  (8) Committee. The administrative committee appointed by the Board of Directors or any successor appointed pursuant to Section 12.1 of the Plan.

                  (9) Company. Bell Sports Corp., a Delaware corporation, and any successor to such corporation that adopts the Plan pursuant to
         Article 14.

                  (10) Company Stock. Common stock of the Company.
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                  (11)  Compensation.  The compensation  (including  bonuses and over-time pay) paid or deemed to be paid to an Employee by an Employer which is currently includable in the Employee's gross income for income tax withholding purposes, or which would be so includable but for the Employee's election to have a portion of such wages contributed by his or her Employer on a salary reduction basis under an arrangement described under section 125 or 401(k) of the Code, except for those
         items  specifically  excluded.   Items  specifically  excluded  are  as
         follows: prizes and awards, automobile allowances, cost-of-living allowances, payments under the Employer's automobile policy, club dues,
         tuition  reimbursements,   relocation  payments,   severance  payments,
         Employer contributions under this or any other retirement, deferred compensation, life insurance, health or welfare program or plan maintained by the Employer. In addition, compensation of an Employee who is a highly compensated employee, as defined in section 414(q) of the Code, shall not include any earnings resulting from (i) the exercise of stock options, (ii) the sale of stock acquired by such exercise, or (iii) amounts realized when restricted property becomes taxable under section 83 of the Code. Notwithstanding the foregoing, the compensation of any Employee for any Plan Year shall not exceed $150,000 (or such other amount specified under section 401(a)(17) of
         the  Code,   as  adjusted   from  time  to  time  for  changes  in  the
         cost-of-living).

                  (12) Distributee. An employee or former employee who is entitled to a distribution under the Plan. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (13)  Distributee   Account.  An  account  established  for  a
         Participant  following  termination of employment  pursuant to Sections
         10.3 and 10.4.

                  (14) Effective Date. The effective date of this amendment and restatement of the Plan shall be January 1, 1998 except as otherwise provided in Article 1. In the case of any Affiliate that shall become an Employer after January 1, 1996, the effective date shall be the date designated by the Board of Directors.

                  (15) Eligible Employee. An Employee of an Employer, excluding any Employee the terms of whose employment are subject to a collective bargaining agreement which does not provide for the Employee's eligibility to participate in the Plan.

                  (16) Employee. An individual whose relationship with an Employer is, under common law, that of an employee. Notwithstanding the foregoing, no individual who renders service for an Employer shall be considered an Employee for purposes of the Plan if such Employee renders such services pursuant to either (i) an agreement providing that such services are to be rendered by the individual as an independent contractor or (ii) an agreement with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not an Employer or an Affiliate.

                  (17) Employer. The Company, Bell Sports, Inc. or any other Affiliate that, with the consent of the Company, elects to participate in the Plan in the manner described in Article 13 and any successor entity of an Employer that adopts the Plan pursuant to Article 14. If the Company or any Affiliate withdraws from participation in the Plan pursuant to Section 13.2, or terminates its participation in the Plan pursuant to Section 17.4, such entity shall thereupon cease to be an Employer.

                  (18) Employer Discretionary Contributions. Amounts which an Employer contributes to the Plan pursuant to Section 4.1.

                  (19) Employer Discretionary Contribution Account. The account established pursuant to Section 7.1 to which any Employer Discretionary Contributions made on behalf of a Participant and earnings (and losses) thereon are credited.

                  (20)  Employer  Matching   Contributions.   Amounts  which  an
         Employer contributes to the Plan pursuant to Section 4.4.

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                  (21)  Employer  Matching  Contribution  Account.  The  account established pursuant to Section 7.1 to which any Employer Matching Contributions made on behalf of a Participant and earnings (and losses) thereon are credited.

                  (22) Entry Dates. January 1, April 1, July 1 and October 1 of each Plan Year.

                  (23) ERISA. The Employee Retirement Income Security Act of 1974, as amended.

                  (24) Hour of Employment. Each hour for which an Employee is directly or indirectly compensated by, or entitled to receive compensation from, an Employer, including hours for any period during which the Employee receives compensation without rendering services such as paid holidays, vacations, sick leave, disability leave, layoff, jury duty, military duty or leave of absence, but not exceeding 501 hours for any one period of consecutive such days. For purposes of determining the number of hours of employment to be credited to an Employee, "compensation" shall include any back pay, irrespective of mitigation of damages, either awarded to the Employee or agreed to by an Employer. The computation of Hours of Employment and the periods to which Hours of Employment are to be credited shall be determined under uniform rules adopted by the Committee in accordance with U.S. Department of Labor regulation section 2530.200b-2(b), (c) and (f).

                  (25) Funds. Funds established and maintained by the Committee for the investment of Plan assets pursuant to Section 6.2.

                  (26) Military Service. Any service in the uniformed services of the United States (as defined in 38 U.S.C. ss. 4303), by an individual if such individual is entitled to reemployment rights under USERRA with respect to such service.

                  (27) Participant. An Eligible Employee who has satisfied the requirements set forth in Article 3. An individual shall cease to be a Participant upon the complete distribution of his or her accounts under the Plan.

                  (28) Permanent Disability. The total and permanent inability of an Employee to perform the usual duties of his or her employment with an Employer on account of a physical or mental illness or condition, determined by a licensed physician approved by the Committee.

                  (29) Plan. The plan herein set forth, and as from time to time amended.

                  (30) Plan Administrator. The individual appointed by the Committee to assist in plan administration pursuant to Section 12.2 of the Plan.

                  (31) Plan Year. The twelve-month period beginning on January 1 of each year.

                  (32) Rollover  Account.  The account  established  pursuant to
         Section 5.3 to which any rollover or direct transfer of an eligible rollover distribution made on behalf of a Participant and earnings (and losses) thereon are credited.

                  (33) Salary Reduction Contributions. Amounts which an Employer contributes to the Plan on behalf of Participants pursuant to Section 4.2.

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                  (34)  Salary  Reduction   Contribution  Account.  The  account
         established pursuant to Section 7.1 to which a Participant's Salary Reduction Contributions, if any, and any earnings (and losses) thereon are credited and any portion of a direct transfer or rollover contribution of the Participant that is attributable to contributions under a qualified cash or deferred arrangement, within the meaning of section 401(k) of the Code.

                  (35) Trust. The Trust created by agreement between the Company and the Trustee, as from time to time amended.

                  (36) Trust Fund. All money and property of every kind of the Trust held by the Trustee pursuant to the terms of the agreement governing the Trust.

                  (37) Trustee. The Trustee provided for in Section 6.1, or any successor Trustee or, if there shall be more than one Trustee acting at any time, all of such Trustees collectively.

                  (38)   USERRA.   The   Uniformed   Services   Employment   and
         Reemployment Rights Act of 1994.

                  (39) Valuation Date. Each day that the New York Stock Exchange is open, and any other day as the Committee may determine.

                  (40)  Year of  Service.  A  period  beginning  on the  date an
         Employee first performs an Hour of Employment for an Employer and ending on the earlier of (i) the date the Employee terminates employment and (ii) the first anniversary of the date the Employee is absent from employment for any reason other than termination of employment (e.g., disability, vacation, leave of absence, layoff, etc.), except that Years of Service completed before five Break-in-Service Years by an Employee with no vested account balance before incurring the Break-in-Service Years shall be disregarded when determining the vested portion of such Employee's account attributable to Employer contributions (and any investment earning thereon) unless the number of such Years of Service exceeds five. If an Employee who terminates employment is rehired before the first anniversary of his absence from employment, then the period of such absence is disregarded. For purposes of this section, an Employee shall be deemed to be employed by an Employer during any period of absence from such employment during which the Employee is in Military Service, provided that the Employee returns to the employ of the Employer within the period prescribed by USERRA.

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                                    ARTICLE 3
                                  PARTICIPATION

                  Section 3.1. Eligibility for Participation. Each Eligible Employee who immediately before the Effective Date was a Participant shall continue to be a Participant. Each other Eligible Employee who on the Effective Date has completed the eligibility service requirement set forth below and attained age 21 shall become a Participant on the Effective Date. Each other Eligible Employee shall become a Participant as of the first Entry Date coinciding with or next following the date the Eligible Employee completes the eligibility service requirement set forth below and attains age 21.

                  An Eligible Employee shall satisfy the eligibility service requirement upon completion of 500 Hours of Employment during the 6-consecutive-month period beginning on the Employee's date of hire or during the 6-consecutive month period beginning on the January 1 of any year subsequent to the Employee's date of hire. For purposes of this paragraph, an Employee's date of hire shall be the date on which the Employee first performs an Hour of Employment, except that if the Employee's employment terminates and he or she is rehired by an Employer after one Break-in-Service Year, the Employee's date of hire shall be the date on which the Employee first performs an Hour of Employment upon such rehire.

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                  Section 3.2. Applications for Salary Reduction  Contributions.
At least 15 days prior to the January 1, April 1, July 1, or October 1 as of which an Eligible Employee intends to commence Salary Reduction Contributions or as of any other date specified by the Committee, an Eligible Employee shall execute and deliver to his or her Employer an application on the form designated by the Committee that specifies a rate of Salary Reduction Contribution. Such application shall authorize the Eligible Employee's Employer to reduce his or her Compensation by the amount of any such Salary Reduction Contributions and shall be effective only with respect to Compensation not yet earned as of the effective date of the election. The application shall also specify the Eligible Employee's investment elections as described in Section 8.1, and shall evidence the Eligible Employee's acceptance of and agreement to all provisions of the Plan.

                  Section 3.3. Transfer to an Employer or Affiliate. If a Participant is transferred from one Employer to another Employer or from an Employer to an Affiliate, such transfer shall not terminate the Participant's participation in the Plan, provided, however, that a Participant shall not be entitled to make contributions to the Plan during any period of employment by any Affiliate that is not an Employer. Periods of employment with an Affiliate, whether before or after employment with an Employer, shall be taken into account only to the extent set forth in Section 11.4. Payments received by a Participant from an Affiliate that is not an Employer shall not be treated as Compensation for any purposes under the Plan. If a Participant transfers from one Employer to another Employer or to an Affiliate that is not an Employer, such Participant shall continue to participate in the Plan until an event occurs that would have terminated his or her participation in the Plan had the Employee continued in the service of an Employer until the occurrence of such event.

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                                    ARTICLE 4
                             EMPLOYER CONTRIBUTIONS

                  Section 4.1. Employer Discretionary Contributions. Subject to the limitations set forth in Section 4.6, each Employer shall contribute for each Plan Year such amount as the Employer may, in its sole discretion, determine. An Employer Discretionary Contribution for any Plan Year may be made, at the discretion of the Employer, in one or more installments at any time during or after such Plan Year, except that all contributions by an Employer for any Plan Year shall be delivered to the Trustee prior to the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer that ends with or within such Plan Year.

                  Section 4.2. Salary Reduction Contributions. (a) Amount of Contributions. Subject to the limitations set forth in Sections 4.3, 4.5 and 4.6, each Employer shall contribute as a Salary Reduction Contribution on behalf of each Participant who is an Employee of such Employer an amount equal to a percentage not less than 1% and not more than 15% of such Participant's Compensation for each payroll period as designated by the Participant pursuant to Section 3.2. The amount of the Participant's Compensation otherwise payable for the period for which such Salary Reduction Contribution is made shall be reduced by the amount of such contribution by means of a payroll reduction. Salary Reduction Contributions shall be delivered to the Trustee as soon as practicable after the end of the payroll period in which such contributions would otherwise have been paid to the Participant as Compensation.

                  (b) Changes in Salary Reduction Contributions. The rate of a Participant's Salary Reduction Contributions shall continue in effect at the rate designated by a Participant pursuant to Section 4.2(a), notwithstanding any changes in the Participant's Compensation, until the effective date of the Participant's changes to such designation. A Participant may change such designation as of the first payroll period beginning on or immediately after the first day of any quarter in the Plan Year or as of any other date specified by the Plan Administrator by giving written direction to the Plan Administrator in the prescribed form at least 15 days (or such shorter period as may be designated by the Plan Administrator) prior to the effective date of the change. Any such change shall be limited to the contribution rates described in Section 4.2(a).

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                  (c)   Suspension  of  Salary   Reduction   Contributions   and
Resumption Thereof. A Participant may elect on a form designated by the Committee to suspend future Salary Reduction Contributions by giving written notice to the Plan Administrator at least 15 days (or such shorter period as may be designated by the Plan Administrator) prior to the compensation payment date on which the suspension shall take effect. A Participant who has ceased Salary Reduction Contributions pursuant to this subsection may resume Salary Reduction Contributions effective as of any January 1, April 1, July 1, or October 1 by making a written election at the time specified in Section 3.2, provided that at least 90 days have elapsed since the effective date of such Participant's suspension of contributions.

                  Section 4.3. Annual Limit on Salary  Reduction  Contributions.
(a) General Rule. Notwithstanding the provisions of Section 4.2(a), a Participant's Salary Reduction Contributions for any calendar year shall not exceed the amount applicable under section 402(g) of the Code ($10,000 for the 1998 Plan Year; thereafter adjusted for changes in the cost of living in accordance with section 402(g)(5) of the Code).

                  (b) Correction of Excess Salary Reduction Contributions. If for any calendar year, the Plan Administrator determines that the aggregate of the (i) Salary Reduction Contributions to the Plan and (ii) amounts contributed under other qualified cash or deferred arrangements (described in section 401(k) of the Code) which are maintained by an Employer or Affiliate will exceed the limit imposed by Section 4.3(a) for the calendar year in which such contributions were made ("Excess Salary Reduction Contributions"), the Plan Administrator shall direct the Trustee to distribute an amount equal to such Excess Salary Reduction Contributions (adjusted for gains and losses as determined pursuant to applicable regulations) to such Participant no later than the April 15 following such calendar year.

                  (c) Correction of Other Excess Contributions. If for any calendar year a Participant determines that the aggregate of the (i) Salary Reduction Contributions to the Plan and (ii) amounts contributed under all other plans or arrangements described in section 401(k), 408(k) or 403(b) of the Code, including those maintained by other employers, will exceed the limit imposed by
Section 4.3(a) for the calendar year in which such contributions were made, such Participant shall be permitted, pursuant to such rules and at such time prior to the April 15 following such calendar year as determined by the Plan Administrator, to submit a written request for the distribution of an amount equal to or less than the amount of such excess contributions. The request described in this Section 4.3(c) shall be made on a form designated by the Committee and shall specify the amount of such excess contributions and the amount to be distributed from the Plan. The request shall be accompanied by the Participant's written statement that if such amount is not distributed, the amounts contributed by the Participant under all plans and arrangements described under sections 401(k), 408(k) and 403(b) of the Code will exceed the limit for such Participant under section 402(g) of the Code. The Plan Administrator shall direct the Trustee to distribute such amount no later than such April 15.

                  Section 4.4. Employer Matching Contributions. (a) Guaranteed Matching Contributions. Subject to the limitations set forth in Sections 4.5 and 4.6, each Employer shall contribute for each Plan Year on behalf of each Participant an amount equal to 40% of the Salary Reduction Contributions which are made through June 30, 1994 and 50% of the Salary Reduction Contributions made thereafter on behalf of such Participant pursuant to Section 4.2(a) for such Plan Year, but only to the extent that Salary Reduction Contributions made on behalf of such Participant for any Plan Year do not exceed 5% of the Participant's Compensation. Employer Matching Contributions shall be invested in accordance with the Participant's investment election pursuant to Section 8.1.

                  (b) Discretionary Matching Contributions. Subject to the limitations set forth in Sections 4.5 and 4.6, an Employer, in its sole discretion, may elect to make a discretionary Employer Matching Contribution for such Plan Year on behalf of each Participant who had a Salary Reduction Contribution election in effect on the day on which the board of directors of the Employer decides to make a discretionary Employer Matching Contribution for such year. The discretionary Employer Matching Contribution shall be an amount equal to a percentage of the Salary Reduction Contributions made on behalf of each such Participant during the Plan Year which shall be determined in the sole discretion of such Employer.

                  (c) Delivery of Matching Contributions. Each Employer may deliver Employer Matching Contributions (excluding discretionary Employer Matching Contributions) to the Trustee at the same time Salary Reduction Contributions are so delivered, but in all events shall deliver all Employer Matching Contributions to the Trustee prior to the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer that ends with or within such Plan Year.

                  Section 4.5. Limitations on Contributions for Highly Compensated Employees. (a) Actual Deferral Percentage Test of Section 401(k)(3) of the Code. Subject to the additional limit set forth in Section 4.5(c), the Average Deferral Percentage (as defined in Section 4.5(f)) for the group consisting of eligible Highly Compensated Employees (as defined in Section 4.5(f)) for each Plan Year shall not exceed the greater of:

                  (1) The Average Deferral Percentage for the group consisting of all other Eligible Employees multiplied by 1.25, and

                  (2) the lesser of (i) the Average Deferral Percentage for the group consisting of all other Eligible Employees PLUS two percentage points, and (ii) 200% of the Average Deferral Percentage for such group.


                  (b) Actual Contribution Percentage Test of Section 401(m) of the Code. Subject to the additional limit set forth in Section 4.5(c), the Average Contribution Percentage (as defined in Section 4.5(f)) for the group consisting of eligible Highly Compensated Employees for each Plan Year shall not exceed the greater of:

                  (1)  the  Average   Contribution   Percentage  for  the  group
         consisting of all other Eligible Employees multiplied by 1.25, and

                  (2) the lesser of (i) the Average Contribution Percentage for the group consisting of all other Eligible Employees plus two percentage points, and (ii) 200% of the Average Contribution Percentage for such group.

                  (c) Additional Limit. Notwithstanding anything herein to the contrary, the sum of the Average Deferral Percentage and the Average Contribution Percentage for the group consisting of eligible Highly Compensated Employees shall not exceed the greater of:

                           (A) the SUM of:

                                    (i) 1.25 TIMES the  greater  of the  Average
                           Deferral Percentage and the Average Contribution Percentage for the group consisting of all Eligible Employees who are not Highly Compensated Employees; PLUS

                                    (ii)  the  lesser  of  (a)  the  SUM  of two
                           percentage points plus the lesser of the Average Deferral Percentage and the Average Contribution Percentage for such group, and (b) 200% of the lesser of the Average Deferral Percentage and the Average Contribution Percentage for such group; and

                           (B) the SUM of:

                                    (i) 1.25  TIMES the  lesser  of the  Average
                           Deferral Percentage and the Average Contribution Percentage for such group; PLUS

                                    (ii)  the  lesser  of  (a)  the  SUM  of two
                           percentage points PLUS the greater of the Average Deferral Percentage and the Average Contribution Percentage for such group, and (b) 200% of the greater of the Average Deferral Percentage and the Average Contribution Percentage for such group.

                  (d) Adjustments to Comply with Limits. (1) Adjustments to Comply with Section 401(k)(3) of the Code. (A) The Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in Section 4.5(a) will be satisfied for a Plan Year, and, if it appears to the Committee that neither of such tests will be satisfied, the Committee shall direct the Plan Administrator to take such steps as it deems necessary or appropriate to adjust the Salary Reduction Contributions made pursuant to Section 4.2(a) for all or a portion of such Plan Year on behalf of each Participant who is a Highly Compensated Employee to the extent necessary in order for one of such tests to be satisfied. If after the end of a Plan Year it is determined that regardless of any such steps neither of the tests set forth in Section 4.5(a) shall be satisfied, the Committee shall calculate the total amount by which the Salary Reduction Contributions must be reduced in order to satisfy either such test, in the manner prescribed by section 401(k)(8)(b) of the Code (the "excess contributions amount"). The amount to be returned to each Participant who is a Highly
Compensated Employee shall be determined by first reducing the pre-tax contributions of each Participant whose actual deferral percentage is the highest at the time of the adjustment until such actual reduced dollar amount equals the next highest actual dollar amount of Salary Reduction Contributions made for such Plan Year on behalf of any Highly Compensated Employee or until the total reduction equals the excess contributions amount. If further reductions are necessary, then such contributions on behalf of each Participant who is a Highly Compensated Employee and whose actual dollar amount of Salary Reduction Contributions made for such Plan Year, after the reduction described in the preceding sentence, is the highest shall be reduced in accordance with the previous sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount.

                  (B) The  adjustment  described  in  paragraph  (1)(A)  of this
Section 4.5(d) shall be made from time to time during the Plan Year with respect to Salary Reduction Contributions made pursuant to Section 4.2(a) subsequent to the time of each such adjustment as determined by the Committee. If within 2 1/2 months after the close of a Plan Year the Committee determines that notwithstanding any adjustments made during such Plan Year neither of the tests set forth in section 4.5(a) have been satisfied for such Plan Year, the Committee shall within such 2 1/2 month period cause an additional adjustment to be made so that one of such tests is satisfied, and shall cause a distribution to such Participant of (i) the amount of such adjustment (and any gains or losses allocable thereto) and (ii) any corresponding Employer Matching Contributions related thereto (and any gains or losses allocable thereto) in which such Participant is vested as of the end of the Plan Year for which such contributions were made (or as of an earlier date if any such Participant actually terminated service prior to the end of the Plan Year); any remaining amount of such corresponding Employer Matching Contributions (and any gains or losses allocable thereto) shall be forfeited. The adjustments for gains and losses shall be determined pursuant to applicable regulations promulgated under the Code. The Committee shall cause the amount determined under this subparagraph (B) to be distributed no later than the last day of the Plan Year in which the determination is made, but, if feasible, shall cause such amount to be distributed within the 2 1/2 month period following the Plan Year for which such contributions were made.

                  (2) Adjustments to Comply with Section 401(m) of the Code. (A) The Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in
Section 4.5(b) is satisfied during a Plan Year, and if the Committee determines that it is likely that neither of such tests will be satisfied, the Committee shall take such steps as it deems necessary or appropriate to adjust the Employer Matching Contributions made for such Plan Year on behalf of Highly Compensated Employees to the extent necessary in order for one of such tests to be satisfied. Such adjustment shall be effected in the same manner as the adjustment described in paragraph (1)(A) of this Section 4.5(d).

                  (B) The  adjustment  described  in  paragraph  (2)(A)  of this
Section 4.5(d) shall be made from time to time during the Plan Year with respect to Employer Matching Contributions made pursuant to Section 4.4 as determined by the Committee. If within 2 1/2 months after the close of a Plan Year the Committee determines that notwithstanding any adjustments made during such Plan Year neither of the tests set forth in Section 4.5(b) have been satisfied for such Plan Year, the Committee shall within such 2 1/2 month period cause an additional adjustment to be made pursuant to paragraph (2)(A) of this Section 4.5(d) so that one of such tests is satisfied, and shall cause a distribution to such Participant of the portion of such Employer Matching Contribution reduction (and any gains or losses allocable thereto) in which such Participant is vested as of the end of the Plan Year for which contributions were made (or as of an earlier date if any such Participant actually terminated service prior to the end of the Plan Year), and any remaining portion of such Employer Matching
Contribution reduction (and any gains or losses allocable thereto) shall be forfeited.

                  (3) Adjustments to Comply with the Additional Limit of Section 4.5(c). If, after making the adjustments described in paragraphs (1) and (2) of this Section 4.5(d) for a Plan Year, the Committee determines that the additional limit set forth in Section 4.5(c) for such Plan Year shall not be satisfied, the Committee, within 2 1/2 months after the close of such Plan Year, shall cause additional adjustments to be made to the Employer Matching Contributions pursuant to Section 4.4 for such Plan Year on behalf of each Participant who is a Highly Compensated Employee to the extent necessary in the manner described in paragraph (2) of this Section 4.5(d). If necessary, the Committee shall cause additional adjustments of the Salary Reduction Contributions made pursuant to Section 4.2(a) for such Plan Year on behalf of each Participant who is a Highly Compensated Employee in the manner described in Paragraph (1) of this Section 4.5(d), as determined by the Committee.

                  (e) Designation of Qualified Nonelective Contributions. For each Plan Year, the Company may designate an amount of Employer Discretionary Contributions made pursuant to Section 4.1 to be treated as "qualified nonelective contributions" within the meaning of section 401(m)(4)(C) of the Code for purposes of satisfying the actual deferral percentage limit of Section 4.5(a) or the actual contribution percentage limit of Section 4.5(b) or both. Any such Employer Discretionary Contributions and earnings thereon shall be accounted for separately by the Trustee and shall be distributable pursuant to the provisions of the Plan concerning distributions of Employer Discretionary Contributions, but no earlier than the Participant's separation from service or death. Any other provision of the Plan to the contrary notwithstanding, a Participant shall at all times be fully vested in his or her account balance derived from qualified nonelective contributions.

                  (f)  Definitions.   For  purposes  of  this  Section  4.5  the
following definitions shall apply:

                  (1) The "Average Deferral Percentage" for a group of Eligible Employees for a Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in the group to the nearest one-hundredth of one percent, of the Salary Reduction Contributions made for the benefit of such Eligible Employee, as adjusted pursuant to 4.5(d), PLUS any qualified nonelective contributions designated by the Employer for this purpose pursuant to
         Section 4.5(e) to the total compensation for such Plan Year paid to such Eligible Employee.

                  (2) The "Average Contribution Percentage" for a group of Eligible Employees for a Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in the group to the nearest one-hundredth of one percent, of the Employer Matching Contributions for such year for the benefit of such Eligible Employee, as adjusted pursuant to 4.5(d), PLUS any qualified nonelective contributions designated by the Employer for this purpose pursuant to
         Section 4.5(e) to such Eligible Employee's compensation for such Plan Year.

                  (3) The term "Highly Compensated Employee" shall mean any Employee described in section 414(q) of the Code.

                  (4) The term "compensation" shall have any of the meanings set forth in section 414(s) of the Code or, any other meaning in accordance with the Code for these purposes, all in the discretion of the Plan Administrator.

                  (5) If the Plan and one or more other plans of an Employer to which Salary Reduction Contributions or qualified nonelective contributions (as such term is defined in section 401(m)(4)(C) of the Code) are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section. If a Highly Compensated Employee participates in the Plan and one or more other plans of an Employer to which any such contributions are made, all such contributions shall be aggregated for purposes of this Section.

                  (6) For Plan years beginning prior to January 1, 1997, if any Participant is a 5% owner (under section 416(i)(1)(B)(i) of the Code) or one of the ten most highly compensated Eligible Employees of the Employers, the Salary Reduction Contributions and compensation of such Participant shall include the Salary Reduction Contributions and compensation of such Participant's family members (as defined in section 414(q)(6)(B) of the Code), and such family members shall be disregarded for all other purposes under this Section.

                  Section   4.6.    Limitation   on   Employer    Contributions.
Notwithstanding anything in the Plan to the contrary, an Employer's contributions for any Plan Year to the Plan and all other Plans qualified under section 401(a) of the Code shall not exceed the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes for the fiscal year of such Employer that ends with or within such Plan Year.

                  Any amount contributed by an Employer by reason of a good faith mistake of fact, or the amount contributed by an Employer that exceeds the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes by reason of a good faith mistake in determining the maximum allowable deduction, shall upon the request of such Employer be returned by the Trustee to the Employer. An Employer's request and the return of any such contribution must be made within one year after the amount was mistakenly contributed or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to an Employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the Employer of the amount attributable to the mistaken contribution would cause the balance of any Participant's account as of the date such amount is to be returned (determined as if such date coincided with the close of a Plan Year) to be reduced to less than what would have been the balance of such account as of such date had the mistaken amount not been contributed, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                    ARTICLE 5
                   ROLLOVER CONTRIBUTIONS AND DIRECT ROLLOVERS

                  Section 5.1. Rollover Contributions. (a) Requirements. If an Eligible Employee receives, either before or after becoming an Employee, an eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) from a qualified trust described in section 401(a) of the Code that is exempt from tax under section 501(a) of the Code or from a qualified annuity plan described in section 403(a) of the Code, then such Employee may contribute to the Plan an amount that does not exceed the amount of such eligible rollover distribution (including the proceeds from the sale of any property received as a part of such eligible rollover distribution). If an Employee receives either before or after becoming a Participant a distribution or distributions from an individual retirement account or individual retirement annuity (within the meaning of section 408 of the Code) and the amount received represents the entire amount in such account or such annuity and no amount in such account or such annuity is attributable to any source other than an eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) and any earnings on such an eligible rollover distribution, then the Eligible Employee may contribute to the Plan such distribution or distributions.

                  (b) Delivery of Rollover Contributions to Plan Administrator. Any rollover contribution made pursuant to Section 5.1(a) shall be delivered by the Employee to the Plan Administrator on or before the date determined by the Plan Administrator. Any such contribution must be accompanied by (i) a statement of the Employee that to the best of his or her knowledge the amount so transferred meets the conditions specified in paragraph (a) of this Section,
(ii) a copy of such documents as may have been received by the Employee advising the Employee of the amount, character, and date of such distribution, and (iii) if the Employee is not a Participant, an investment election under Section 8.1. The Plan Administrator shall deliver such contribution to the Trustee on or before the 60th day after the day on which the Employee received the distribution or such other date as may be prescribed by law. Notwithstanding the foregoing, the Plan Administrator shall not accept a rollover contribution if in its judgment accepting such contribution would cause the Plan to violate any provision of the Code or ERISA or regulations promulgated under either statute, and the Plan Administrator shall not be required to accept such a contribution to the extent it consists of property other than cash.

                  Section 5.2. Direct Transfers from Other Plans. Upon the written request of an Eligible Employee, the Plan Administrator shall direct the Trustee to accept an eligible rollover distribution, as defined in section 402(c)(4) of the Code, that is transferred directly from a trustee of a qualified trust described in section 401(a) of the Code that is exempt from tax under section 501(a) of the Code. Notwithstanding the foregoing, the Plan Administrator shall not direct the Trustee to accept such a direct transfer if in the Plan Administrator's judgment accepting such transfer would cause the Plan to violate any provision of the Code or ERISA or regulations promulgated under either statute, and the Trustee shall not be required to accept any transfer to the extent it consists of property other than cash.

                  Section 5.3. Special Accounting Rules for Rollover Contributions and Direct Transfers. If a rollover contribution or a direct transfer is made by or on behalf of an Eligible Employee, the Plan Administrator shall cause to be established and maintained for such Employee a Rollover
Account, to which shall be credited all rollover contributions and direct transfers made for the benefit of the Employee, except that any portion of a direct transfer or rollover contribution that is attributable to contributions under a qualified cash or deferred arrangement, within the meaning of section 401(k) of the Code, shall be credited to the Employee's Salary Reduction Contribution Account. Each rollover contribution and direct transfer shall be so credited as of the date on which such contribution or transfer, as the case may be, is delivered to the Trustee.

                  If a rollover contribution or direct transfer is made by an Eligible Employee prior to becoming a Participant, such Employee shall be deemed to be a Participant for all purposes of the Plan, except for the purposes of electing Salary Reduction Contributions, receiving allocations of Employer Discretionary Contributions provided for in Section 7.2, and determining when the Employee becomes a Participant pursuant to Article 3.

                                    ARTICLE 6
                           TRUST AND INVESTMENT FUNDS

                  Section 6.1. Trust. The Trust holding the assets of the Plan shall be governed by a trust agreement between the Company and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the Trust agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Plan Administrator directs in accordance with the Plan.

                  Section 6.2. Investment Funds. The Committee shall establish and cause to be maintained three or more Investment Funds in which Plan assets may be invested in accordance with the directions of Participants and Beneficiaries. Until the "Effective Time" (as such term is defined in the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 between HB Acquisition Corporation and the Company), one of these Investment Funds shall be the Company Stock Fund. The Company Stock Fund, including earnings thereon, shall be solely invested in the Company Stock PROVIDED, HOWEVER, that the Committee may make temporary investments in short-term investment funds or cash and PROVIDED, FURTHER, that the Committee may at any time cease to make further purchases of Company Stock until such time as the Committee shall determine that the cessation of purchases of Company Stock is no longer in the best interest of Participants or is no longer prohibited by law. As of the "Effective Time" (as such term is defined in the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 between HB Acquisition Corporation and the Company), the Company Stock contained in each Participant's Company Stock Fund account shall be converted into a cash amount equal to the product of $10.25 and the number of Company Shares held in such Participant's Company Stock Fund account, and such cash amount shall be reinvested in the CIGNA Charter Short-Term Fixed Income Fund as soon as practicable after such Effective Time.

                  The Committee, in its sole discretion, may establish additional Investment Funds for Participant-directed investments or may eliminate or replace one or more of the Investment Funds. In addition, to the extent directed by the Committee, one or more additional separate Investment Funds shall be established, maintained and invested as directed by the Committee.

                  All charges and expenses incurred in connection with the purchase and sale of investments for an Investment Fund shall be charged to such Investment Fund except to the extent such charges and expenses are paid by the Employers, or by the Participants in accordance with a Participant-investment procedure adopted by the Committee.

                                    ARTICLE 7
                              PARTICIPANT ACCOUNTS

                  Section 7.1. Participant Accounts. For each Participant the Trustee shall establish and maintain, or shall cause to be established and maintained, investment accounts herein for each Investment Fund available under the Plan, including a Company Stock Account, to which amounts contributed under the Plan shall be credited according to each Participant's investment elections pursuant to Sections 8.1 and 8.2.

                  Each investment account shall, to the extent appropriate, be composed of the following subaccounts: (I) a Salary Reduction Contribution Account, to which shall be credited all Salary Reduction Contributions, (II) an Employer Matching Contribution Account, to which shall be credited all Employer Matching Contributions, (III) an Employer Discretionary Contribution Account, to which shall be credited all Employer Discretionary Contributions, and (IV) a Rollover Account established pursuant to Section 5.3, if applicable. Earnings and losses on investment of funds in each account shall be credited or debited to that account.

                  All such accounts and subaccounts shall be for accounting purposes only, and there shall be no segregation of assets within the Investment Funds among the separate subaccounts.

                  Section 7.2.  Allocations  of  Contributions  and  Forfeitures
Among Participants' Accounts. (a) Allocation of Employer Discretionary Contributions. Employer Discretionary Contributions shall be allocated and credited to the Employer Discretionary Contribution Account of each Participant who (1) completed 1,000 Hours of Employment during the Plan Year, and (2) was employed by an Employer on the last day of the Plan Year. The amount so allocated to the account of any such Participant shall be determined by multiplying the total Employer Discretionary Contribution by such Participant's Employer by a fraction, the numerator of which is the Participant's Compensation for the Plan Year to which the Employer Discretionary Contribution relates and the denominator of which is the aggregate of the Compensation of all Participants employed by such Employer who are entitled to an allocation.

                  (b) Allocation of Salary Reduction Contributions. Salary Reduction Contributions shall be allocated and credited to the Salary Reduction Contribution Account of each Participant for whom such contributions are made as soon as practicable after such contributions are delivered to the Trustee.

                  (c) Allocation of Employer Matching Contributions. Employer Matching Contributions shall be allocated and credited to the Employer Matching Contribution Account of each Participant for whom such contributions are made as soon as practicable after such contributions are delivered to the Trustee.

                  (d) Allocation of Rollover Contributions and Direct Transfers. Each rollover contribution and direct transfer made pursuant to Article 5 shall be credited to the Rollover Account of the Participant on whose behalf such contribution or transfer is made in accordance with the provisions set forth in
Section 5.3.

                  (e) Allocation of Forfeitures. The total amount forfeited during any portion of a Plan Year pursuant to Section 10.2 from the accounts of Participants employed by an Employer, reduced by the amount of such forfeitures credited to the accounts of former Participants who have been reemployed pursuant to Section 11.3, shall be used to decrease contributions required by the Employers for the Plan Year.

                  Section 7.3. Limitations on Allocations. Notwithstanding any other provision of the Plan, the amount allocated to a Participant's accounts under the Plan for each Plan Year shall be limited as follows:

                  (1) the aggregate annual additions to such accounts and to the Participant's accounts in all other defined contribution plans maintained by an Employer shall not exceed the lesser of (A) the greater of $30,000 (as adjusted for increases in the cost of living pursuant to section 415(d) of the Code) and 25% of the dollar limitation in effect under section 415(b)(1)(A) of the Code, and (B) 25% of the Participant's compensation for such Plan Year, and

                  (2) for Plan Years commencing prior to January 1, 2000, the SUM of (A) and (B) set forth below shall not exceed 1:

                  (A) The SUM of the separate amounts determined as follows for each Plan Year during which the Participant shall have participated in the Plan or in any other defined contribution plans maintained by an Employer (computed as of the close of the Plan Year for which such computations are made):

                           (I)   the   aggregate   annual   additions   to   the
                  Participant's accounts in all of such plans for each such Plan Year, DIVIDED BY

                           (II) the  lesser  of (i) 125% of the  maximum  dollar
                  amount under section 415(c)(1)(A) of the Code, and (ii) 35% of the Participant's compensation, for each such Plan Year, respectively.

                  (B) The aggregate projected annual benefit of the Participant under all defined benefit plans maintained by an Employer (determined as of the close of the Plan Year for which such computations are made) divided by the lesser of:

                           (I) 125% of the maximum dollar  limitation  contained
                  in section 415(b)(1)(A) of the Code as adjusted for changes in the cost of living pursuant to section 415(d) of the Code, and

                           (II) 140% of the average of the Participant's compensation for the three consecutive calendar years of his or her participation in such defined benefit plans during which his or her compensation was the highest.

                  If the limitation described in clause (2) above shall be exceeded for any Participant for any applicable Plan Year, the benefit that would otherwise have been accrued for such Participant for such Plan Year under one or more defined benefit plans maintained by an Employer shall be reduced until such limitation is satisfied or until the benefits accrued under all such plans have been reduced to zero, whichever occurs first. If after any such reductions have been made, the amounts which would otherwise be allocated to the Participant's accounts pursuant to Section 7.2 for a Plan Year remain limited by this Section as a result of a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of Elective Deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to a Participant under the limits of section 415 of the Code, or under other facts and circumstances as determined by the Commissioner of Internal Revenue, and the excess contribution cannot be returned to the Employer, then
(i) the Salary Reduction Contributions (plus any income or gains and minus any loss allocable to such Salary Reduction Contributions) shall be distributed to the Participant to the extent necessary to comply with such limitations, and if such limitations would still be exceeded after distributing the Salary Reduction Contributions of a Participant, (ii) the amount of annual additions in excess of such limitations (after making the distributions under (i)) shall be held in an unallocated suspense account which shall be invested but shall not be credited or debited with its own gains or losses and shall not share in gains or losses of the Trust, and which shall be treated in the succeeding Plan Year as an
Employer Discretionary Contribution, thereby reducing amounts actually contributed by the Employer for such Plan Year. Upon termination of the Plan, any balance in such unallocated suspense account shall be returned to the Employers as determined by the Company, but only if the allocation upon Plan termination of such amount to Participants would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code.

                  For purposes of this Section 7.3, the "annual additions" for a Plan Year to a Participant's accounts under the Plan and under all other defined contribution plans maintained by an employer is the sum during such Plan Year of:

                  (i) the allocations made to such Participant's accounts pursuant to Section 7.2(a), (b), (c) and (e),

                  (ii) the amount of all other employer contributions (within the meaning of section 415(c) of the Code) and forfeitures, if any, allocated to such Participant's accounts under all other defined contribution plans maintained by an employer,

                  (iii) the amount of contributions by the Participant to any such plan, excluding any transfers or contributions of eligible rollover distributions defined in section 402(c)(4) of the Code,

                  (iv) the amount of such Participant's Excess Salary Reduction Contributions (as defined in Section 4.3(b)), and

                  (v) contributions allocated on behalf of the Participant to any individual medical benefit account maintained by an employer as defined in section 415(l) of the Code.


For purposes of this Section 7.3, the terms "compensation", "defined contribution plan," "projected annual benefit" and "defined benefit plan" shall have the meanings set forth in section 415 of the Code, and the term "employer" shall include all corporations and entities determined under sections 414(b),
(c) and (m) of the Code except that "more than 50%" shall be substituted for "at least 80%" each place it appears in section 1563(a)(1) of the Code.

                  Section 7.4. Correction of Error. If it comes to the attention of the Committee that an error has been made in any of the allocations prescribed by this Article 7, appropriate adjustment shall be made to the accounts of all Participants and designated Beneficiaries that are affected by such error, except that no adjustment need be made with respect to any Participant or Beneficiary whose account has been distributed in full prior to the discovery of such error.

                                    ARTICLE 8
                       INVESTMENT ELECTIONS AND VALUATION

                  Section 8.1. Investment of Contributions. The investment of the account balances of each Participant who immediately before the Effective Date was a Participant shall be invested in the same manner as such Participant elected immediately before the Effective Date. Each Participant, as part of his or her application for participation prescribed by Section 3.2 (or in connection with the delivery of a rollover contribution pursuant to Section 5.1 or a direct transfer pursuant to Section 5.2), may make an investment election that shall apply to the investment of contributions to be made on behalf of or by the Participant pursuant to Article 4 or Article 5 and any earnings on such contributions. Such elections, submitted in writing to the Plan Administrator, shall specify that such contributions be invested either (i) wholly in one of the Investment Funds established under Article 6 or (ii) divided among such Investment Funds in multiples established by the Committee from time to time. Separate investment elections with respect to Salary Reduction Contributions made pursuant to Section 4.2 may be made. Each Employee for whom a Rollover Account is established shall make such investment election as of the Valuation Date coinciding with or next following the establishment of such account by prior written notice filed with the Plan Administrator. In the absence of a Participant's specific designation, all contributions made on behalf of such Participant shall be invested in such manner as the Committee shall determine; PROVIDED, HOWEVER, that if a Participant fails to make an election with respect to such amounts invested on his behalf in the CIGNA Charter Short-Term Fixed Income Fund in accordance with Section 6.2 by the date designated by the Committee, such amounts shall be invested in the Guaranteed Income Fund.

                  Section 8.2. Change of Investment  Election. A Participant (or
a Beneficiary with an account balance under the Plan) may elect to change an investment election as of any Valuation Date. Such change shall be limited to the Investment Funds then maintained or selected by the Committee. A change in an investment election made pursuant to this Section shall apply to contributions (and earnings thereon) made on behalf of or by the Participant prior to such change, or to future contributions (and earnings thereon) or both. A Participant's change of investment election must be made through a telephone transaction system in accordance with the written rules and conditions established by the Committee. Any such change shall designate that the contributions (and earnings thereon) shall be invested either (i) wholly in one of the Investment Funds maintained or selected by the Committee pursuant to
Section 6.2, or (ii) divided among such Investment Funds in multiples established by the Committee from time to time. A change of investment election requiring a transfer to or from the Company Stock Fund shall not be effective until two business days following the date on which such change of investment election is received by the Committee, except that another time period may be designated by the Committee. The Committee may determine at any time that transfers to or from the Company Stock Fund shall not be permitted.

                  Section 8.3. Fiduciary Responsibilities for Directed Investments. Each Participant (or Beneficiary with an account balance under the Plan) shall have a reasonable opportunity to obtain written confirmation of his or her investment instructions, in accordance with a procedure established by the Committee and communicated to such Participants (and such Beneficiaries).

                  Section 8.4. Value of the Balance of Company Stock Account. As soon as practicable after the close of business on each Valuation Date, the Trustee or its delegate shall determine the value of the Company Stock Fund as of such Valuation Date and the value so determined shall be divided by the total number of participating units allocated to such Fund in respect of Participants' Company Stock Accounts. The resulting quotient shall be the value of a participating unit in such fund as of such Valuation Date and shall constitute the "price" of a participating unit as of such Valuation Date. Participating units shall be credited, at the price so determined, to the Company Stock Accounts of Participants with respect to amounts contributed or transferred to such fund on their behalf on such Valuation Date. The value of all participating units credited to Participants' Company Stock Accounts shall be redetermined in the same manner as of each Valuation Date.

                  Section 8.5. Valuation of Funds. The value of each Investment Fund shall be determined as of each Valuation Date. The value of each separate Investment Fund as of any Valuation Date shall be the fair market value of the aggregate assets of the Fund, determined by the Trustee or its delegate on the basis of such evidence and information as the Trustee deems pertinent and reliable, less the liabilities of the Fund other than liabilities to pay benefits under the Plan and less an amount equal to the sum of the portions of the Employer's contributions paid to the Trustee for the period since the last preceding Valuation Date which are invested in the Fund. The Trustee's determination of value shall be binding and conclusive.

                  As of each Valuation Date, each Participant's subaccount shall for each Investment Fund be credited or charged, as the case may be, with that percentage of any increase or decrease in the value of such Investment Fund since the preceding Valuation Date which such Participant's "adjusted subaccount," to the extent invested in such Fund, bears to the "adjusted subaccounts" of all Participants to the extent invested in such Fund. A Participant's "adjusted subaccount" is the amount credited to the Participant's subaccount after all adjustments as of the preceding Valuation Date, reduced by any withdrawals or distributions made since the last preceding Valuation Date which have not been charged previously, and further reduced or increased in such manner as the Committee determines in its discretion to be necessary to provide an equitable allocation of any change in the value of any Investment Fund.

                  Section 8.6. Account Statements. The Plan Administrator shall, not less frequently than quarterly, furnish to each Participant a statement setting forth the balances of such Participant's accounts under the Plan.

                                    ARTICLE 9
                       VOTING AND OTHER SHAREHOLDER RIGHTS

                  Section 9.1.  Shareholders Rights. (a) In General.  Subject to
Section 9.2, the Trustee shall, at the direction of the Company, be entitled, in person or by proxy, to vote, or to exercise any other rights with respect to, any and all shares of corporate stock or mutual funds held by the Trustee in the Trust.

                  Section 9.2.  Company  Stock.  (a) In General.  The  following provisions of 9.2 shall apply to Company Stock held in the Company Stock Fund prior to the Effective Time under the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 between HB Acquisition Corporation and the Company when all Company Stock held in the Company Stock Fund shall be converted to cash as described in Section 6.2. With respect to any corporate matter that involves the voting of shares of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or similar transaction prescribed in regulations promulgated under either ERISA or the Code, each Participant (or Beneficiary with a Company Stock Account balance under the Plan) shall be entitled to direct the Trustee as to the exercise of any voting rights attributable to shares of Company Stock then allocated to such Participant's (or Beneficiary's) Company Stock Account and the Trustee shall vote such shares according to the voting instructions of the Participant (or Beneficiary) that have been timely submitted to the Trustee on forms designated by the Committee for such purpose. Except as may be required by ERISA, the Trustee shall not vote the shares of Company Stock credited to Company Stock Accounts with respect to which the Trustee does not timely receive voting instructions as the Trustee. Written notice of any meeting of shareholders of the Company and a request for voting instructions shall be given by the Committee or the Trustee (or its delegate), at such time and in such manner as the Committee shall determine, to each Participant (or Beneficiary) entitled to give instructions for voting shares of Company Stock at such meeting. The Company shall establish and pay for a means by which Participants (and Beneficiaries) can expeditiously deliver such voting instructions to the Trustee (or its delegate). All such instructions shall be confidential and shall not be disclosed to any person, including the Employers.

                  (b) Participant Direction of Company Stock Account. Notwithstanding any other provision in this Section 9.2, each Participant (or a Participant's Beneficiary) who directs the investment of a portion of his or her Company Stock Account shall be entitled to exercise all rights with respect to the Company Stock invested in such account in accordance with section 404(c) of ERISA.

                  (c) Tender Offers. (i) Rights of Participants. In the event a tender offer is made generally to the shareholders of the Company to transfer all or a portion of the shares of Company Stock credited to their Company Stock Accounts in return for valuable consideration, including but not limited to, offers regulated by section 14(d) of the Securities Exchange Act of 1934, as amended, the Trustee shall respond to such tender offer according to the written instructions of the Participants (or Beneficiaries) that have been timely submitted to the Trustee on forms provided by the Committee for such purpose. Each Participant (or Beneficiary) who does not provide timely instructions to the Trustee shall be presumed to have directed the Trustee not to tender the Company Stock allocated to his or her Company Stock Account. A Participant (or Beneficiary) shall not be limited in the number of instructions to tender or withdraw from tender that he or she can give, but shall not have the right to give instructions to tender or withdraw from tender after a reasonable time established by the Committee as described in paragraph (iii) of this Section.


                  (ii) Duties of the Committee. Within a reasonable time after the commencement of a tender offer, the Committee shall provide to each Participant (or Beneficiary with a Company Stock Account balance):

                  (A) the offer to purchase as distributed by the offeror to the shareholders of the Company,

                  (B) a statement of the shares of Company Stock allocated to such Participant's (or Beneficiary's) Company Stock Account, and

                  (C) directions as to the means by which a Participant (or Beneficiary) can give instructions with respect to the tender offer.


The Committee shall establish and pay for a means by which Participants (and Beneficiaries) can expeditiously deliver instructions to the Trustee with respect to a tender offer. All such instructions shall be confidential and shall not be disclosed to any person, including the Employers. Confidentiality shall be ensured in accordance with the procedures established by the Committee. The Committee shall engage an independent fiduciary to receive instructions from Participants (and Beneficiaries) and, in the case of such a fiduciary who is not the Trustee, the independent fiduciary shall transmit such instructions to the Trustee. The independent fiduciary shall transmit or cause to be transmitted to the Trustee the aggregate numbers of shares of Company Stock to be tendered or withheld from tender.

                                   ARTICLE 10
                             LOANS AND DISTRIBUTIONS

                  Section  10.1.  Loans to  Participants.  (a)  Making of Loans.
Subject to the restrictions set forth in this Section, the Committee shall establish a loan program whereby any Participant who is determined by the Plan Administrator to be creditworthy, may request, either by written application to the Plan Administrator or through the telephone information system in accordance with the written rules and conditions established by the Committee, to borrow funds from the Plan. The principal balance of such loan shall be not less than $1,000 and shall not exceed the lesser of:


                  (1) The greater of $10,000 or 50% of the aggregate of the Participant's vested account balances as of the Valuation Date coinciding with or immediately preceding the date on which the loan is made, and


                  (2) $50,000, reduced by the excess, if any, of the highest outstanding loan balance of the Participant under the Plan during the period of time beginning one year and one day prior to the date such loan is to be made and ending on the date such loan is to be made over the outstanding balance of loans from the Plan on the date on which such loan was made.

                  (b) Restrictions. No Participant may have more than one loan outstanding at any time. Amounts equal to such loan shall be transferred from the Participant's accounts (other than his or her Company Stock account) in the same proportion as the value of each such account bears to the aggregate value of all such accounts, unless the Participant designates in his or her written loan application the portions of such loan to be debited to his or her Rollover Account, Employer Discretionary Contribution Account, Salary Reduction Contribution Account, and Employer Matching Account. Any loan approved by the Plan Administrator pursuant to the preceding paragraph (a) shall be made only upon the terms and conditions set forth below:


                  (1) The period for repayment of the loan shall be arrived at by mutual agreement between the Plan Administrator and the Participant, but such period shall not exceed five years from the date of the loan; PROVIDED, HOWEVER, that if the purpose of the loan as determined by the Plan Administrator is to acquire any dwelling unit that within a reasonable time is to be used as the principal residence of the Participant, then such period for repayment shall not exceed 15 years. Such loan may be prepaid, without penalty, by delivery to the Plan Administrator of cash in an amount equal to the entire unpaid balance of such loan. Any loan is due in full upon termination of employment.

                  (2) No loan shall be made unless the Participant consents to have such loan repaid in substantially equal installments deducted from the regular payments of the Participant's compensation during the term of the loan.

                  (3) Each loan shall be evidenced by the Participant's collateral promissory note for the amount of the loan, with interest, payable to the order of the Trustee, and shall be secured by an assignment of a portion of the Participant's vested interests in his or her Rollover Account, Employer Discretionary Contribution Account, Salary Reduction Contribution Account, and Employer Matching Account equal to the initial principal amount of such loan, provided that such portion so assigned shall not exceed 50% of such vested interests, and such other collateral as required by the Committee.

                  (4) Each loan shall bear a fixed interest rate commensurate with the interest rate then being charged by persons in the business of lending money for loans made under similar circumstances.

                  (5) No  distribution  shall be made to any Participant who has borrowed from the Trust to the extent such distribution would cause the outstanding loan balance to exceed the limit in Section 10.1(a) with
         respect  to  the   Participant's   account   balance   following   such
         distribution.

                  (6) Each Participant requesting a loan shall, as a condition of receiving such loan, pay such reasonable loan processing fee as shall be set from time to time by the Plan Administrator. At the Participant's election, such fee may be paid from the loan proceeds.

                  (7) Failure to pay principal or interest when due shall result in default; PROVIDED, HOWEVER, that where such failure occurs as a result of a Participant's termination of employment with his or her Employer and repayment of such Participant's loan may no longer be deducted from such Participant's payment of compensation, a default shall not occur unless and until such Participant fails to repay the entire unpaid balance of such loan, or restructure repayment thereof upon terms arrived at by mutual agreement between the Plan Administrator and such Participant, within 60 days of the Valuation Date following such termination of employment; and FURTHER PROVIDED that in the case of a failure to pay principal or interest due to insufficient compensation a default shall not occur unless and until that number of consecutive installments, as determined by the Plan Administrator (but not in excess of six), are not paid when due under the terms of such note. Notwithstanding the foregoing, a Participant, who files for, or against whom is filed, a petition for relief under the Title 11 of the United States Code shall be deemed to be in default upon the occurrence of such filing.


                  If any loan or portion of a loan made to a Participant under the Plan, together with the accrued interest thereon, is in default, the Committee shall take appropriate steps to collect on the note and foreclose on the security. If on a Participant's settlement date, any loan or portion of a loan made to such Participant under the Plan, together with the accrued interest thereon, remains unpaid, an amount equal to such loan or any part thereof, together with the accrued interest thereof, shall be charged to the Participant's accounts after all other adjustments required under the Plan, but before any distribution pursuant to Section 10.2.

                  (c) Loan Fund Account. A Loan Fund Account shall be established, operated and maintained for each Participant who shall receive a loan under the Plan and such account shall be credited with the amounts transferred from the Participant's other accounts pursuant to paragraph (b). Interest and principal payments received by the Trustee in respect of the amount of the Participant's loan shall be credited to the Loan Fund Account as received by the Trustee. Interest and principal so credited shall be allocated among the Participant's other accounts in accordance with the Participant's investment elections in effect at the time such interest payments are received.

                  (d) Applicability. The provisions of this Section 10.1 shall apply to each former Participant and Beneficiary with an account balance under the Plan if such former Participant or Beneficiary is a "party in interest" as defined in section 3(14) of ERISA. Each reference in this Section 10.1 to "Participant" shall include such former Participants and Beneficiaries with account balances under the Plan, except that the requirements of Section 10.1(b)(2) shall be met with respect to each such former Employee and Beneficiary if the Participant or Beneficiary consents to have such loan repaid in substantially equal installments as determined by the Plan Administrator, but not less frequently than quarter-annually.

                  Section 10.2. Distribution Upon Termination of Employment. (a) Termination of Employment under Circumstances Entitling Participant to Full Distribution of Account Balance. Except as provided in paragraph (c) of this
Section 10.2, a Participant or the Participant's Beneficiary, as the case may be, shall be entitled to receive his or her entire account balance as of the Valuation Date coinciding with the date on which the Participant's termination of employment occurs, if such termination occurs under any of the following circumstances:


                  (1)  after the date the Participant attains age 65,

                  (2)  on account of the Participant's death,

                  (3)  on account of the Participant's Permanent Disability, or

                  (4) after the Participant has at least five Years of Service.

                  (b) Termination of Service under Circumstances Resulting in Partial Forfeiture of the Participant's Account Balance. If a Participant's employment terminates under circumstances other than those set forth in paragraph (a), the Participant shall be entitled to receive (i) the balances of his or her Salary Reduction Contribution Account and Rollover Account (determined as of the Valuation Date coinciding with or immediately following the date on which such termination of employment occurs), and (ii) that percentage of such Participant's Employer Discretionary Contribution Account and Employer Matching Contribution Account (determined as of the Valuation Date coinciding with or immediately following the date on which his or her termination of employment occurs). Such percentage shall be determined by reference to the number of the Participant's Years of Service at the date of the Participant's termination of employment in accordance with the table described below.

                  Years of Service                              Percentage
                  ----------------                              ----------
                  Less than 1                                         0%
                  At least 1 but less than 2                         20%
                  At least 2 but less than 3                         40%
                  At least 3 but less than 4                         60%
                  At least 4 but less than 5                         80%
                  5 or more                                         100%

The difference between the balance of the Participant's Employer Discretionary Contribution Account and Employer Matching Contribution Account and the amount distributable with respect to such account pursuant to this paragraph shall be charged to such account and forfeited. Such forfeiture shall occur as of the first Valuation Date following the Participant's termination of employment. Such forfeited amounts shall be used to reduce future contributions to the Plan by the Employer of such Participant.

                  (c) Distributions Upon Termination of Employment to Participants of the American Recreation Group Savings and Investment Plan. Upon termination of employment with the Employers, any Participant who was a participant in the American Recreation Group Savings and Investment Plan on February 15, 1995, or such Participant's beneficiary as the case may be, may elect, by submitting a written request to the Plan Administrator at least 30 days in advance (or such other period as the Committee may from time to time prescribe), to receive his or her entire account balance as of January 1, 1996 which is attributable to such Participant's accrued benefit under the American Recreation Group Savings and Investment Plan.

                  Section 10.3. Time and Form of Distribution upon Termination of Service. (a) Form of Distribution. (i) Except as provided in paragraphs (ii),
(ii) and (iv) of this Section 10.3(a), any distribution to which a Participant (or a Participant's Beneficiary) becomes entitled upon termination of employment shall be distributed by the Trustee at the direction of the Plan Administrator by whichever of the following methods the Participant elects, which election may be changed at any time prior to the date distribution commences by advance written notice to the Plan Administrator:

                  (A)  by payment in a lump sum;

                  (B) by payment in a series of approximately equal, monthly installments, over a period not longer than the joint life expectancy of the Participant and the Participant's Beneficiary or, in the case of a Distributee other than the Participant, the life expectancy of the Distributee, and further provided that payment to such Distributee commence not later than one year after the date of the Participant's death; or

                  (C) by payment in the form of an annuity over a period certain not to exceed the shorter of (A) ten years, or (B) except in the case of the Participant's death, the life expectancy of the Participant.

                  Prior to the date determined by the Committee in connection with the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 between HB Acquisition Corporation and the Company, a Participant at the time of distribution may elect to receive the value of his Company Stock account in the form of Company Stock or cash, PROVIDED, HOWEVER, if the amount of the Participant's account balance to be distributed does not exceed $5,000 (or such other amount prescribed by section 411(a)(11) of the Code), the distribution of the Company Stock account shall be in cash. After the date determined by the Committee in connection with the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 between HB Acquisition Corporation and the Company, a Participant may receive the value of his Company Stock account only in the form of cash.

                  (ii) The automatic form of distribution for a Participant who is married and who was a Participant in the Jim Blackburn Design, Inc. Profit Sharing Plan on December 31, 1992 with an account balance on such date of at least $5,000 (or such other amount prescribed by section 411(a)(11) of the Code) is a joint and 50% survivor annuity. Such a Participant may also elect a joint and 100% survivor annuity. If such a Participant does not elect one of the survivor annuity forms of distribution and designate his or her spouse as beneficiary, the Participant's election is not effective unless the
Participant's spouse consents in writing to the Participant's election (or change of election) and such consent acknowledges the effect of the election and is witnessed by either a Plan representative or a notary public or it is established to the satisfaction of a Plan representative that such consent cannot be obtained because the Participant's spouse cannot be located or such other circumstance as may be prescribed in regulations.

                  If the Participant elects payment in a series of installments,
and  if  the   Participant's   Beneficiary  is  an  individual  other  than  the
Participant's spouse, the present value (as determined by the Plan Administrator) of the installments expected to be paid to the Participant shall not be less than 50% of the balance of his or her Distributee Account at the time distributions hereunder shall commence. The life expectancy of the Participant or the Participant's spouse may, at the election of such Participant or spouse, be redetermined as of April 1 of each calendar year after payments under paragraph (ii) above have commenced. If a balance remains in a Participant's Distributee Account at the expiration of the period of time over which installments are to be paid, the remaining balance shall be paid to the Distributee in a lump sum. If the balance in a Distributee Account is insufficient to complete the number of installments initially contemplated, payment of installments shall terminate upon exhaustion of the Distributee Account.

                  (iii) A Participant who was a participant in the American Recreation Group Savings and Investment Plan on February 15, 1995 and who attains the age 59 1/2 may elect, upon written request to the Plan Administrator at least 30 days in advance (or such other period as the Committee may from time to time prescribe), to withdraw any dollar amount to a maximum of 100% of the aggregate vested value as of January 1, 1996 of his or her Salary Reduction Contribution Account, Employer Matching Contribution Account and Employer Discretionary Contribution Account as of the Valuation Date coinciding with the withdrawal election.

                  (iv) A Participant who was a participant in the American Recreation Group Savings and Investment Plan on February 15, 1995, upon written request to the Plan Administrator at least 30 days in advance (or such other period as the Committee may from time to time prescribe), may elect to withdraw all or a portion of the balance as of January 1, 1996 in his or her Rollover Account as of the Valuation Date coinciding with the withdrawal request.

                  (b) Small Benefits Payable in Lump Sum. Notwithstanding any provision of the Plan to the contrary, if the amount of the Participant's account balance to be distributed does not exceed $5,000 (or such other amount prescribed by section 411(a)(11) of the Code), such amount shall be distributed as soon as practicable after the Valuation Date coinciding with or next following the Participant's termination of employment.

                  (c) Time of Distribution. Upon a Participant's termination of employment or death, distribution shall commence as soon as administratively feasible on or after the Valuation Date on which such termination of employment or death occurs or at such later time as the Participant or the Participant's Beneficiary, as the case may be, elects, which election may be changed by advance written notice to the Plan Administrator; PROVIDED, HOWEVER, that:

                  (1) Subject to Section 10.3(b), the Participant's account balance shall not be distributed prior to the Participant's 65th birthday unless the Participant has consented in writing to such distribution;

                  (2) Distributions paid or commencing during the Participant's lifetime shall commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2;

                  (3) Distributions commencing after the Participant's death shall be completed within five years after the death of the Participant, except that (i) if the Participant's Beneficiary is the Participant's spouse, distribution may be deferred until the date on which the Participant would have attained age 70 1/2 had the Participant survived, and (ii) if the Participant's Beneficiary is a natural person other than the Participant's spouse and distributions commence not later than one year after the Participant's death, such distributions may be made over a period not longer than the life expectancy of such Beneficiary. If at the time of the Participant's death, distribution of the Participant's benefit has commenced, the remaining portion of the Participant's benefit shall be paid in the manner elected by the Participant's Beneficiary, but at least as rapidly as was the method of distribution being used prior to the Participant's death;

                  (4) If upon the Participant's death, whether before or after distribution has been made, any amount is distributable to an entity other than a natural person, such distribution shall be made within five years after the Participant's death; and

                  (5) Notwithstanding any other provision herein, all distributions shall be made in accordance with both the minimum distribution requirements and the minimum distribution incidental benefit requirements of proposed Treasury Regulations under section 401(a)(9) of the Code.

                  (d) Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have the entire amount of an Eligible Rollover Distribution (as defined in subsection (e)) that is $200 or greater paid directly to an Eligible Retirement Plan (as defined in subsection (e)) specified by the Distributee in a Direct Rollover (as defined in subsection (e)). If the amount of the Eligible Rollover Distribution is greater than $500, the Distributee may elect to have a portion of such total amount paid directly to an Eligible Retirement Plan with the balance paid to the Distributee, provided that the portion transferred to the Eligible Retirement Plan is an amount not less than $500. No earlier than 90 days before an Eligible Rollover Distribution is to commence, the Plan Administrator shall provide the Distributee with a written explanation of the Distributee's right to elect a Direct Rollover of the distribution, the tax withholding consequences of the Distributee's distribution options, the tax consequences of a rollover to an Eligible Retirement Plan, and the Distributee's right to consider his or her distribution options for a period of at least 30 days after receiving the notice. If the Distributee, after receiving such notice, affirmatively elects a distribution option, then the distribution to such Distributee or the Direct Rollover on such distributee's behalf may be made as soon as practicable following such election. If, however, the Distributee fails to make such an affirmative election, the distribution may not commence until 30 days after the notice was provided to such Distributee, subject to the consent requirement in paragraph (1) of Section 10.3(c).

                  (e) For purposes of subsection (d) of this Section, the following definitions shall apply:

                           (i) An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii) An "Eligible  Retirement  Plan" is an individual
                  retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Participant's surviving spouse, an Eligible Retirement
                  Plan is an individual retirement account or individual retirement annuity.

                           (iii) A "Direct Rollover" is a payment by the Plan to
                  the Eligible Retirement Plan specified by the Distributee.

                  Section 10.4. Investment of Distributee Accounts. If distribution of the amount to which a Distributee becomes entitled is made later than 60 days following the Valuation Date as of which the adjusted balances of the Participant's accounts are determined pursuant to Section 10.2, the undistributed balance of such amount shall be credited, as of such Valuation Date, to a Distributee Account established and maintained in the name of the Distributee entitled to receive the same. The balance so credited to such account shall be invested in the Trust Fund, in accordance with the investment elections of the Participant in respect of whom such distribution is made that were on file with the Plan Administrator as of the date that such Participant terminated service with the Employers. For purposes of the account adjustments prescribed in Section 8.5, but not for the purpose of the allocation of contributions under Section 7.2, a Distributee for whom a Distributee Account is established shall be deemed to be a Participant and such account shall be deemed to be a Participant's account. For purposes of Section 8.5 the balance of such account shall be deemed to be the balance of such account immediately prior to the date of the adjustment pursuant to Section 8.5.

                  Section 10.5. Designation of Beneficiary. Each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively and that may be an entity other than a natural person) to receive any distribution upon the death of such Participant or, in the case of a Participant who dies subsequent to the termination of his or her employment but prior to the distribution of the entire amount to which the Participant is entitled under the Plan, any undistributed balance of the Participant's accounts, provided, however, that no such designation (or change thereof) shall be effective if the Participant was married on the date of the Participant's death unless such designation (or change thereof) was consented to at the time of such designation (or change thereof) by the person who was the Participant's spouse during such period, in writing, acknowledging the effect of such consent and witnessed by a notary public or a Plan representative, or it is established to the satisfaction of the Plan Administrator that such consent could not be obtained because the Participant's spouse cannot be located or such other circumstances as may be prescribed in regulations promulgated by the Treasury Department. Subject to the preceding sentence, a Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made in the form prescribed by the Plan Administrator and shall be filed with the Plan
Administrator. If (i) no Beneficiary has been effectively named or (ii) the designated Beneficiary has predeceased the Participant, any undistributed balance of the deceased Participant shall be distributed by the Trustee at the direction of the Plan Administrator (a) to the surviving spouse of such deceased Participant, if any, or (b) if there is no surviving spouse, to the surviving children of such deceased Participant, if any, in equal shares, or (c) if there is no surviving spouse or surviving children, to the surviving parents of such deceased Participant, if any, in equal shares, or (d) if there is no surviving spouse, surviving children or surviving parents, to the executor or administrator of the estate of such deceased Participant, or (e) if no executor or administrator has been appointed for the estate of such deceased Participant within six months following the date of the Participant's death, in equal shares to the person or persons who would be entitled under the intestate succession laws of the state of the Participant's domicile to receive the Participant's personal estate. The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary made by such Participant and a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse if written evidence of such marriage or divorce has been made in accordance with such designation. If within a period of three years following the death or other termination of employment of any Participant the Plan Administrator in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits under this Article 10, the rights of such person or persons shall be forfeited, PROVIDED, HOWEVER, that the Plan shall reinstate and pay to such person or persons the amount of the benefits so forfeited upon a claim for such benefits made by such person or persons. The amount to be so reinstated shall be obtained from the total amount that shall have been forfeited pursuant to Section 10.2 during the Plan Year that the claim for such forfeited benefit is made. If the amount to be reinstated exceeds the amount of such forfeitures, the Employer in respect of whose Employee the claim for forfeited benefit is made shall make a contribution in an amount equal to the remainder of such excess. Any such contribution shall be made without regard to whether or not the limitations set forth in Section 4.6 will be exceeded by such contribution.

                  Section 10.6. Distributions to Minor and Disabled Distributees. Any distribution under this Article that is payable to a Distributee who is a minor or to a Distributee who, in the opinion of the Committee, is unable to manage his or her affairs by reason of illness or mental incompetency may be made to or for the benefit of any such Distributee at such time consistent with the provisions of Section 10.3 and in such of the following ways as the legal representative of such Distributee shall direct: (a) directly to any such minor Distributee if, in the opinion of such legal representative, the Distributee is able to manage his or her affairs, (b) to such legal representative, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor Distributee, or (d) to some near relative of any such Distributee to be used for the latter's benefit. Neither the Committee nor the Trustee shall be required to see to the application by any third party other than the legal representative of a Distributee of any distribution made to or for the benefit of such Distributee pursuant to this Section.

                                   ARTICLE 11
                  SPECIAL PARTICIPATION AND DISTRIBUTION RULES

                  Section 11.1. Change of Employment Status and Transfers from Affiliates. If an individual who is not a Participant becomes eligible to participate because of a change in his or her employment status or a transfer from the employ of an Affiliate which is not an Employer, such individual shall become a Participant as of the date of such change if the individual has satisfied the age and eligibility service requirements set forth in Section 3.1; otherwise the individual shall become a Participant in accordance with Section
3.1 following satisfaction of the age and service requirements.

                  Section 11.2. Reemployment of an Eligible Employee Whose Employment Terminated Prior to Becoming a Participant. (a) If an Eligible Employee whose employment terminated before the Employee had satisfied the age and eligibility service requirements set forth in Section 3.1 is reemployed by an Employer, such Employee shall be eligible to become a Participant in accordance with Section 3.1.

                  (b) If an Eligible Employee whose employment terminated after he or she had satisfied the age and eligibility service requirements set forth in Section 3.1 but prior to becoming a Participant is reemployed by an Employer, the Eligible Employee shall not be required to satisfy again such requirements and shall be eligible to become a Participant upon the first Entry Date coinciding with or next following the date of reemployment.

                  Section 11.3. Reemployment of a Terminated Participant. (a) If a Participant (or former Participant) whose employment with an Employer was terminated is reemployed by an Employer, the Participant (or former Participant) shall not be required to satisfy again the age and eligibility service requirements set forth in Section 3.1 and shall be eligible to receive allocations of Employer Discretionary Contributions pursuant to Section 4.1, elect Salary Reduction Contributions pursuant to Section 4.2, and receive Employer Matching Contributions pursuant to Section 4.4 upon the first Entry Date coinciding with or next following the date of reemployment, except that if the Participant's employment was terminated by reason of a layoff with recall rights under his or her Employer's policies and procedures, then such
Participant shall be eligible to make such elections and receive such allocations upon the date of his or her reemployment.

                  (b)  If  a  terminated  Participant  is  reemployed  prior  to incurring five consecutive Break-in-Service Years, thereafter completes a Year of Service before incurring five consecutive Break-in-Service Years, and at or after termination of employment a portion or all of such Participant's Employer Discretionary Contribution Account and Employer Matching Contribution Account was forfeited, but such Participant did not receive or commence to receive a distribution pursuant to Section 10.2, then an amount equal to the portion of such accounts that was forfeited shall be credited to such Participant's accounts as of the close of the Plan Year in which the Participant completes such Year of Service, but after making the allocations required by Section 7.2 for such Plan Year. If upon termination of employment any such Participant received a lump-sum distribution, then the Participant shall have the right to pay an amount equal to such distribution to the Trustee. If the Participant makes such a payment, then an amount equal to the portion of any Employer Discretionary Contribution Account and Employer Matching Contribution Account that was forfeited shall be credited, along with such payment, to the Participant's Employer Discretionary Contribution Account and Employer Matching Contribution Account as of the close of the Plan Year in which such payment is made, but after making the allocations required by Section 8.5 for such Plan
Year. Any such payment must be made by the fifth anniversary of the Participant's date of reemployment. If pursuant to this paragraph the forfeited portions of a Participant's Employer Discretionary Contribution Account and Employer Matching Contribution Account are to be restored, the amount restored shall be obtained from the total amount that has been forfeited pursuant to
Section 10.2 during the Plan Year in which such Participant is reemployed or the Plan Year in which such Participant makes the payment set forth above, as the case may be, from the accounts of Participants employed by the same Employer as the reemployed Participant. If the aggregate amount to be so restored to the accounts of Participants who are employees of a particular Employer exceeds the amount of such forfeitures, such Employer shall make a contribution in an amount equal to such excess.

                  Section 11.4. Employment by Related Entities. If an individual is employed by an Affiliate, then the individual's employment with the Affiliate shall be taken into account under the Plan solely for the purposes of determining whether and when such individual is eligible to participate in the Plan under Article 3, measuring such individual's Years of Service and when such individual has retired or otherwise terminated employment for purposes of
Article 10 to the same extent it would have been had such period of employment been as an Employee of his or her Employer. Notwithstanding the previous sentence, if a Participant is transferred to an Affiliate which is not an Employer, the Participant shall continue to be a Participant for all purposes under the Plan, except for Articles 4, 5 and 8 and Section 7.2.

                  Section 11.5. Leased Employees. If an individual who performed services as a leased employee (within the meaning of section 414(n)(2) of the Code) of an Employer or an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period during which the individual performed services as a leased employee shall be taken into account solely for the purposes of determining whether and when such individual is eligible to participate in the Plan under Article 3, measuring such individual's Years of Service and determining when such individual has retired or otherwise terminated his or her employment for purposes of Article 10 to the same extent it would have been had such service been as an Employee. Notwithstanding the previous sentence, this Section shall not apply to any period of service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

                  Section 11.6. Reemployment of Veterans. The provisions of this Section shall apply in the case of the reemployment by an Employer of an Eligible Employee, within the period prescribed by USERRA, after the Eligible Employee's completion of a period of Military Service. The provisions of this Section are intended to provide such Employees with the rights required by USERRA and section 414(u) of the Code and shall be interpreted in accordance with such intent.

                  (a) Make Up of Salary Reduction Contributions. Such Employee shall be entitled to make contributions under the Plan in addition to any Salary Reduction Contributions which the Employee elects to have made under the Plan pursuant to Section 4.2 (such contributions referred to herein as "Make Up Deferrals"). From time to time while employed by an Employer, such Employee may elect to make such Make Up Deferrals during the period beginning on the date of such Employee's reemployment and ending on the earlier of:

                           (i) the end of the  period  equal to the  product  of
                  three  and  such  Employee's  period  of  qualified   military
                  service, and

                           (ii)  the  5th   anniversary  of  the  date  of  such
                  reemployment.

         Such Employee shall not be permitted to contribute Make Up Deferrals to the Plan in excess of the amount which the Employee could have elected to have made under the Plan in the form of voluntary savings contributions or deferred compensation contributions, as the case may be, if the Employee had continued in employment with his Employer during such period of Military Service. Such Employee shall be deemed to have earned "Compensation" from his Employer during such period of Military Service for this purpose in the amount prescribed by sections 414(u)(2)(B) and 414(u)(7) of the Code. The manner in which an Employee may elect to make Make Up Deferrals pursuant to this subsection (a) shall be prescribed by the Committee.

                  (b) Make Up of Matching Contributions. An Employee who makes Make Up Deferrals as described in subsection (a) shall be entitled to an allocation of Employer Matching Contributions ("Make Up Matching Contributions") in an amount equal to the amount of Employer Matching Contributions which would have been allocated to the Employer Matching Contributions Account of such Employee under the Plan if such Make Up Deferrals had been made in the form of deferred compensation contributions during the period of such Employee's Military Service. The Employee's Employer shall make a special contribution to the Plan which shall be utilized solely for purposes of such allocation.

Any contributions made by an Employee or an Employer pursuant to this Section on account of a period of Military Service in a prior Plan Year shall not be subject to the limitations prescribed by Sections 4.3, 4.6 and 7.3 of the Plan (relating to sections 402(g), 404 and 415 of the Code, respectively) for the Plan Year in which such contributions are made. The Plan shall not be treated as failing to satisfy the nondiscrimination rules of Section 4.5 of the Plan (relating to sections 401(k)(3) and 401(m) of the Code) for any Plan Year solely on account of any Make Up Deferrals or Make Up Matching Contributions made on behalf of an Employee pursuant to this Section.

                                   ARTICLE 12
                                 ADMINISTRATION

                  Section 12.1. The Committee. (a) The Company shall be a "named fiduciary" within the meaning of such term as used in ERISA. The Board of Directors shall appoint a Committee consisting of three or more members, which shall be responsible (except for duties specifically vested in the Trustee or delegated by the Committee to any investment manager for the Trust) for the operation and administration of the Plan.

                  (b) The Board of Directors shall have the right at any time, with or without cause, to remove any member of the Committee. A member of the Committee may resign and his or her resignation shall be effective upon delivery of his or her written resignation to the Committee and to the Company. Upon the resignation, removal or failure or inability for any reason of any member of the Committee to act hereunder, the Board of Directors shall appoint a successor member or members. All successor members of the Committee shall have all the rights, privileges and duties of their predecessors.

                  (c) Any member of the Committee may, but need not, be an employee or a director, officer or shareholder of any of the Employers, and such status shall not disqualify him or her from taking action hereunder or render him or her accountable for any distribution or other material advantage received by him or her under the Plan, provided that no member of the Committee who is a Participant shall take part in any action of the Committee or any matter involving solely his or her rights under the Plan.

                  (d) Promptly after the appointment of the original members of the Committee and from time to time thereafter, and promptly after the appointment of any successor member of the Committee, the Trustee shall be notified as to the names of the persons appointed as members or successor members of the Committee by delivery to the Trustee of a certified copy of the resolution of the board of directors of the Company making such appointment.

                  (e) The Committee shall have the duty and authority to interpret and construe the terms of the Plan, including, but not limited to, all questions of eligibility, the status and rights of Participants, Beneficiaries, Distributees, and other persons under the Plan, and the manner, time, and amount of payment of any distributions under the Plan. Any interpretation or construction of the Plan by the Committee pursuant to this Section shall be final and binding on Participants, Beneficiaries and all other concerned parties. Each Employer shall, from time to time, upon request of the Committee, furnish to the Committee such data and information as the Committee shall require in the performance of its duties.

                  (f) The Committee shall direct the Trustee to make payments of amounts to be distributed from the Trust under Article 10.

                  (g)  The  Committee   shall   supervise   the   collection  of
Participants' contributions and the delivery of such amounts to the Trustee.

                  (h) The members of the Committee may allocate their responsibilities among themselves and may designate any person, partnership or corporation to carry out any of their responsibilities. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the meetings of the Committee.

                  (i) The Committee may act at a meeting, or by writing without a meeting, by the vote or written assent of a majority of its members. The Committee shall elect from its members a chairman and a secretary and keep the Trustee advised of the identity of the members holding those offices. The secretary shall keep records of all meetings of the Committee, and forward all necessary communications to the Trustee. The Committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA. The Company shall be the Plan's agent for service of legal process.

                  (j) The members of the Committee, and each of them, shall discharge their duties with respect to the Plan (i) solely in the interest of the Participants and Beneficiaries, (ii) for the exclusive purpose of providing benefits to Participants and their Beneficiaries and of defraying reasonable expenses of administering the Plan and (iii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Employers hereby indemnify the members of the Committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct. The portion of the cost of any indemnity to be borne by an Employer shall be determined by the Company in its sole discretion.

                  (k) No member of the Committee shall receive any compensation or fee for his or her services, unless otherwise agreed between such member of the Committee and the Company, but the Company shall reimburse the Committee members for any necessary expenditures incurred in the discharge of their duties as Committee members.

                  (l) The Committee may employ such counsel (who may be counsel for any Employer) and agents and may arrange for such clerical and other services as it may require in carrying out the provisions of the Plan. The Committee shall have the sole authority to appoint, remove, and determine the duties vested in any investment manager for the Trust.

                  Section 12.2. Plan Administrator. (a) The Committee shall appoint a Plan Administrator who may but need not be a Participant, or a director, officer, employee or shareholder of any of the Employers, and such status shall not disqualify him or her from taking any action hereunder or render such person accountable for any distribution or other material advantage received by him or her under the Plan, provided that he or she shall not take any part in any action or matter involving solely his or her rights under the Plan.

                  (b) The Plan Administrator shall be responsible for the daily operation of the Plan within the policies, interpretations and rules made by the Committee. The Plan Administrator shall also perform such ministerial functions with respect to the Plan as the Committee shall from time to time designate.

                  (c) The Employers hereby indemnify the Plan Administrator from the effects and consequences of his or her acts, omissions and conduct in his or her official capacity, except to the extent such effects and consequences shall result from his or her willful misconduct. The portion of the cost of any indemnity to be borne by an Employer shall be determined by the Company in its sole discretion.

                  (d) The Plan Administrator shall not receive any compensation or fee for his or her services unless otherwise agreed between the Plan
Administrator and the Company, but the Company shall reimburse the Plan Administrator for any necessary expenditures incurred in the discharge of his or her duties.

                  (e) Promptly after the appointment of the Plan Administrator and from time to time thereafter, and promptly after the appointment of any successor Plan Administrator, the Trustee shall be notified as to the name or names of the persons appointed as Plan Administrator by delivery to the Trustee of a written notice from the Committee making such appointment.

                  Section 12.3. Claims Procedure. If any Participant or Distributee believes he or she is entitled to benefits in an amount greater than those which he or she is receiving or has received, the Participant or Distributee may file a claim with the Plan Administrator. Such a claim shall be in writing and state the nature of the claim the facts supporting the claim, the amount claimed, and the address of the claimant. The Plan Administrator shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of its decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision of the Plan Administrator with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan. The Plan Administrator shall also advise the claimant that the claimant or the claimant's duly authorized representative may request a review by the Committee of the denial by filing with the Committee a written request for a review within 60 days after notice of the denial has been received by the claimant. The claimant shall be informed that he or she may have reasonable access to pertinent documents and submit comments in writing to the Committee within the same 60-day period. If a request is so filed, the Committee shall review the denial within 60 days after receipt of such request unless special circumstances require an extension of time, and the claimant shall be given written notice of the Committee's final decision. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the Committee's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

                  Section 12.4. Procedures for Domestic Relations Orders. If the Plan Administrator or Committee receives any written judgment, decree or order (including approval of a property settlement agreement) pursuant to domestic relations or community property laws of any state relating to the provision of child support, alimony or marital property rights of a spouse, former spouse, child or other dependent of a Participant and purporting to provide for the payment of all or a portion of the Participant's benefit under the Plan to or on behalf of one or more of such persons (such judgment, decree or order being hereinafter called a "domestic relations order"), the Plan Administrator shall promptly notify the Participant and each other payee specified in such domestic relations order of its receipt and of the following procedures. After receipt of a domestic relations order, the Plan Administrator shall determine whether such order constitutes a "qualified domestic relations order" and shall notify the Participant and each payee named in such order in writing of its determination. The notice shall be written in a manner calculated to be understood by the parties and, if the Plan Administrator determines the domestic relations order is not a qualified domestic relations order, the notice shall set forth specific reasons for the Plan Administrator's determination, and shall contain an explanation of the review procedure under the Plan. The Plan Administrator shall also advise each party that the party or the party's duly authorized representative may request a review of the Plan Administrator's determination by filing a written request for such review. The Plan Administrator shall give each party affected by such a request notice of the request. Each party also shall be informed that he or she (i) may have reasonable access to pertinent documents and (ii) submit comments in writing to the Committee in connection with such request for review. Each party shall be given written notice of the Committee's final determination, which notice shall be written in a manner calculated to be understood by the parties and shall include specific reasons for such final determination. Any amounts subject to a domestic relations order which would be payable to the alternate payee prior to a determination that such order is a qualified domestic relations order shall be separately accounted for and not distributed prior to such determination. If within 18 months after receipt of written evidence of such order by the Plan Administrator it is determined that such domestic order constitutes a qualified domestic relations order, the amounts so separately accounted for (plus any interest thereon) shall be paid to the alternate payee. If within such 18-month period it is determined that such order does not constitute a qualified domestic relations order, the amounts so separately accounted for (plus any interest thereon) shall be paid to such other persons, if any, entitled to such amounts at such time. Unless otherwise required by law, the Committee shall establish the time periods in which the Plan Administrator's determination regarding the status of a qualified domestic relations order, a request for review thereof and the resulting review thereof shall be made, provided that the total of such time periods shall not be longer than 18 months from the date written evidence of a domestic relations order is received by the Plan Administrator. The duties of the Plan Administrator under this Section may be delegated by the Plan Administrator to one or more persons other than the Plan Administrator.

                  Section 12.5. Notices to Participants, etc. All notices, reports and statements given, made, delivered or transmitted to a Participant or distributee or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the Participant or distributee or such other person at the address last appearing on the records of the Committee. A Participant or distributee or other person may record any change of address from time to time by written notice filed with the Committee.

                  Section  12.6.  Notices  to  Committee.   Written  directions,
notices and other communications to the Committee from a Participant or distributee or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the forms prescribed by the Committee for the giving of such directions, notices and other communications or when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.

                  Section 12.7. Records. The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.

                  Section 12.8. Reports of Trustee and Accounting to Participants. The Plan Administrator shall keep on file, in such form as it shall deem convenient and proper, all reports concerning the Trust Fund received by it from the Trustee or its delegate, and the Plan Administrator shall, as soon as possible after the close of each Plan Year, advise each Participant and Beneficiary of the balance credited to any account for his or her benefit as of the close of such Plan Year pursuant to Section 8.6 hereof.

                                   ARTICLE 13
                        PARTICIPATION BY OTHER EMPLOYERS

                  Section 13.1. Adoption of Plan. Any Affiliate may elect, with the consent of the Board of Directors, to become an Employer under the Plan and Trust by adopting the Plan for the benefit of the Employer's Eligible Employees, effective as of the date specified in such adoption, and


                  (a) by filing with the Company a certified copy of a resolution of the Employer's board of directors to that effect, and such other instruments as the Company may require; and

                  (b) by the Company's filing with the Trustee a copy of such resolution, together with a certified copy of resolutions of the Board of Directors approving such adoption.


The adoption resolution shall become, as to such adopting Affiliate, a part of the Plan as then amended or thereafter amended and the related Trust. It shall not be necessary for the adopting Affiliate to sign or execute the original or then amended Plan and Trust documents. The effective date of the Plan for any such adopting Affiliate shall be that stated in the resolution of adoption, and from and after such effective date, such adopting Affiliate shall assume all the rights, obligations, and liabilities of an Employer hereunder and under the Trust agreement. The administrative powers and control of the Company, as provided in the Plan and the Trust agreement, including the sole right to amendment, and of appointment and removal of Committee members, the Trustee, and their successors, shall not be diminished by reason of the participation of any such adopting Affiliate in the Plan and Trust.

                  Section 13.2. Withdrawal from Participation. Any Employer may withdraw from participation in the Plan at any time by filing with the Committee a duly certified copy of a resolution of the Employer's board of directors to that effect and giving notice thereof to the Board of Directors, the Committee, the other Employers and the Trustee at least 90 days prior to the effective date of withdrawal, provided the Board of Directors consents to such withdrawal.

                  Section 13.3. Company as Agent for Employers. Each Affiliate that becomes a participating Employer pursuant to Section 13.1 or Article 14 shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company to act as such agent shall continue unless and until the portion of the Trust Fund held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate Trust Fund as provided in Section 17.2.

                                   ARTICLE 14
                           CONTINUANCE BY A SUCCESSOR

                  In the event that an Employer is reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another entity succeeds to all or substantially all of the Employer's business, such successor entity may be substituted for the Employer under the Plan and be substituted for the Employer as a party to the Trust agreement by adopting the Plan and becoming a party to the Trust agreement; PROVIDED, HOWEVER, that any entity that becomes a successor entity to the Company in connection with the Agreement and Plan of Recapitalization and Merger dated as of February 17, 1998 between HB Acquisition Corporation and the Company shall be deemed to have elected to become a participating Employer under the Plan and Trust effective as of the date such entity becomes a successor entity to the Company. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of such successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, any successor entity shall not have become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to employees of such Employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the Committee shall direct the Trustee to distribute the portion of the Trust Fund applicable to such Employer in the manner provided in Article 17.

                  If such successor entity is substituted for an Employer as described above, then, for all purposes of the Plan, employment of an Employee with such Employer, including service with and compensation paid by such Employer, shall be considered to be employment with such Employer.

                                   ARTICLE 15
                                  MISCELLANEOUS

                  Section 15.1. Expenses. All costs and expenses incurred in administering the Plan and the Trust, including the expenses of the Plan Administrator or Committee, the fees of counsel and any agents for the Plan Administrator or Committee, the fees and expenses of the Trustee and the fees of counsel for the Trustee and other administrative expenses, shall be paid by the Trustee from the Trust Fund to the extent such expenses are not paid by the Employers, PROVIDED, HOWEVER, that the Committee may determine that the accounts of Participants who choose not to take a distribution upon termination of employment may be charged for any and all costs and expenses to maintain their accounts and Participants who request a loan pursuant to Section 10.1 may be charged a reasonable loan processing fee pursuant to Section 10.1(b)(6). The Company, in its sole discretion, shall determine the portion of costs and expenses that are to be borne by each Employer.

                  Section 15.2. Non-Assignability. (a) In General. It is a condition of the Plan, and all rights of each Participant and Beneficiary shall be subject thereto, that no right or interest of any Participant or Beneficiary shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any Participant or Beneficiary shall be liable for, or subject to, any obligation or liability of such Participant or Beneficiary, including claims for alimony or the support of any spouse, except as provided in Section 15.2(b).

                  (b) Exception for Qualified Domestic Relations Orders. Notwithstanding any provision of the Plan to the contrary, if a Participant's account balances under the Plan, or any portion thereof, are the subject of one or more qualified domestic relations orders, such account balances or portion thereof shall be paid to the person and at the time and in the manner specified in any such order. A "qualified domestic relations order" shall mean any "domestic relations order" as defined in Section 12.4 that creates (or recognizes the existence of) or assigns to a person other than the Participant (an "alternate payee") rights to all or a portion of the Participant's account balance under the Plan, and:

                  (A) clearly specifies the following:

                  (i) the name and last known mailing address (if any) of the Participant and each alternate payee covered by such order,

                  (ii) the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

                  (iii) the number of payments to, or period of time for which, such order applies, and

                  (iv) each plan to which such order applies; but


                  (B) does not require any of the following:

                  (i) the Plan to provide any type or form of benefit or any option not otherwise provided under the Plan at the time such order is issued,

                  (ii) the Plan to provide increased benefits (determined on the basis of actuarial equivalence),

                  (iii) the payment of benefits to an alternate payee that at the time such order is issued already are required to be paid to a different alternate payee under a prior qualified domestic relations order; or

                  (iv) the commencement of payments to any alternate payee before the earlier of (I) the earliest date as of which the Participant is entitled to a distribution under the Plan and (II) the first day of the month coincident with or next following the Participant's 50th birthday;


all as determined by the Plan Administrator pursuant to the procedures contained in Section 12.4. Any amounts subject to a domestic relations order prior to determination of its status as a qualified domestic relations order that but for such order would be paid to the Participant shall be segregated in a separate account or an escrow account pending such determination. If within the 18-month period beginning with the date on which the first payment would be required to be made under a domestic relations order the Plan Administrator or Committee determines that the domestic relations order constitutes a qualified domestic relations order, the amount so segregated (plus any interest thereon) shall be paid to the alternate payee. If such determination is not made within such 18-month period, then the amount so segregated (plus any interest thereon), shall, as soon as practicable after the end of such 18-month period, be paid to the Participant. Any determination regarding the status of such order after such 18-month period shall be applied only to payments on or after the date of such determination.

                  Section 15.3. Employment Non-Contractual. The Plan confers no right upon an Employee to continue in employment with an Employer.

                  Section 15.4. Limitation of Rights. A Participant or Distributee shall have no right, title or claim in or to any specific asset of the Trust Fund, but shall have the right only to distributions from the Trust Fund on the terms and conditions herein provided.

                  Section  15.5.  Merger or  Consolidation  with Another Plan. A merger or consolidation with, or transfer of assets or liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each Participant, distributee, Beneficiary or other person entitled to receive benefits from the Plan would, if the Plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the Plan were to terminate immediately before the merger, consolidation, or transfer.

                  Section 15.6. Applicable Law. The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Illinois to the extent such laws are preempted by federal law.

                  Section 15.7. Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

                  Section 15.8. No Guarantee. None of the Committee, the Plan Administrator, the Trustee nor any of the Employers in any way guarantees the Trust from loss or depreciation nor the payment of any money that may be or become due to any person from the Trust Fund. Nothing herein contained shall be deemed to give any Participant, Distributee, or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and the Trust.

                                   ARTICLE 16
                           TOP-HEAVY PLAN REQUIREMENTS

                  Section 16.1. Top-Heavy Plan Determination. If as of the determination date (as hereinafter defined) for any Plan Year (a) the sum of the account balances under the Plan and all other defined contribution plans in the aggregation group (as defined below) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group of all Participants in such plans who are key employees (as defined in section 416(i) of the Code) for such Plan Year exceeds 60% of the aggregate of the account balances and present value of accrued benefits of all Participants in such plans as of the determination date (as hereinafter defined), then the Plan shall be a top-heavy plan for such Plan Year, and the requirements of Sections 16.3 and
16.4 shall be applicable for such Plan Year as of the first day thereof. If the Plan is a top-heavy plan for any Plan Year and is not a top-heavy plan for any subsequent Plan Year, the requirements of this Article 16 shall not be applicable for such subsequent Plan Year except to the extent provided in
Section 16.4.

                  Section 16.2. Definitions and Special Rules. (a) Definitions. For purposes of this Article 16, the following definitions set forth below shall apply.

                             (1) Determination  Date. The determination date for
                  all plans in the aggregation group shall be the last day of the preceding Plan Year, and the valuation date applicable to a determination date shall be (i) in the case of a defined contribution plan, the date as of which account balances are determined that is coinciding with or immediately precedes the determination date, and (ii) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the Plan Year that includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan.

                           (2) Aggregation  Group.  The aggregation  group shall
                  consist of (a) each plan of an Employer in which a key Employee is a Participant, (b) each other plan that enables such a plan to be qualified under section 401(a) of the Code, and (c) any other plans of an Employer that the Company designates as part of the aggregation group.

                           (3) Key Employee. Key Employee shall have the meaning
                  set forth in section 416(i) of the Code.

                           (4) Compensation. Compensation shall have the meaning
                  set forth in U.S. Treasury Department regulation section 1.415-2(d).

                  (b) Special Rules. For the purpose of determining the accrued benefit or account balances of a Participant, any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the five-year period ending on the last day of the preceding Plan Year shall be treated as a Participant in such plan, and any such distribution shall be included in such Participant's account balance or accrued benefit, as the case may be.

                  Section 16.3. Minimum Contribution for Top-Heavy Years. Notwithstanding any provision of the Plan to the contrary, the sum of the contributions under Article 4 allocated during any Plan Year to the accounts of each Participant (other than a key employee as defined in section 416(i) of the Code) and the forfeitures allocated to such Participant pursuant to Section 7.2 during any Plan Year for which the Plan is a top-heavy plan shall in no event be less than the lesser of (i) three percent of such Participant's compensation (as defined under section 415 of the Code) during such Plan Year and (ii) the highest percentage at which contributions are made on behalf of any key employee (as defined in section 416(i) of the Code) for such Plan Year. Such minimum contribution shall be made even if, under other provisions of the Plan, the Participant would not otherwise be entitled to receive an allocation or would receive a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 hours of service, or (ii) compensation of less than a stated amount. The percentage referred to in clause (ii) of the first sentence of this Section shall be obtained by dividing the aggregate of contributions made pursuant to Article 4 and pursuant to any other defined contribution plan that is required to be included in the aggregation group (other than a defined contribution plan that enables a defined benefit plan that is required to be included in such group to be qualified under section 401(a) of the Code) during the Plan Year on behalf of such key employee by such key employee's compensation for the Plan Year.

                  Section 16.4. Top-Heavy Vesting Requirements. Notwithstanding any provision of the Plan to the contrary, if a Participant's termination of employment occurs during a Plan Year for which a plan is a top-heavy plan, the Participant shall be entitled to receive, if more beneficial than otherwise provided under the Plan, an amount determined by multiplying such Participant's account balance determined under Section 10.2 by the percentage set forth in the table below opposite the number of the Participant's Years of Service.

         Years of Service                            Percentage Vested
         ----------------                            -----------------

         at least 2 but less than 3                           20%
         at least 3 but less than 4                           40%
         at least 4 but less than 5                           60%
         at least 5 but less than 6                           80%
         6 or more                                           100%

If a Participant's termination of employment occurs during a Plan Year for which the Plan is not a top-heavy plan but after the Plan has been a top-heavy plan for any Plan Year, such Participant shall be entitled to not less than the balance of his or her account determined under Section 10.2 multiplied by the percentage set forth above opposite the number of the Participant's Years of Service as of the end of the last Plan Year for which the Plan was a top-heavy plan, and, if at such time such Participant had completed at least five Years of Service, the Participant shall be entitled to elect to have the portion of his or her account determined under this Section 16.4 without regard to whether the Plan again becomes a top-heavy plan.

                  Section 16.5. Special Rules for Applying Statutory Limitations on Benefits. (a) In any Plan Year for which the Plan is a top-heavy plan, paragraph (2)(A)(II) of Section 7.3 shall be applied by substituting "100%" for "125%" appearing therein, unless, for such Plan Year, the percentage of account balances of Participants who are key employees determined under Section 16.1 does not exceed 90%.

                  (b) In any Plan Year for which the Plan is a top-heavy plan, paragraph (2)(B)(I) of Section 7.3 shall be applied by substituting "100%" for "125%" appearing therein unless for any such Plan Year the percentage of accrued benefits of Participants who are key employees does not exceed 90%.

                                   ARTICLE 17
            AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN AND TERMINATION

                  Section 17.1. Amendment. The Company may at any time and from time to time amend or modify the Plan by resolution of the Board of Directors or any duly authorized committee of the Board, or any written instrument duly adopted by the Committee to the extent the ability to amend or modify the Plan has been delegated by the Board (or committee thereof) to the Committee. Any such amendment or modification shall become effective on such date as the Board of Directors (or duly authorized committee of the Board) shall determine and may apply to Participants in the Plan at the time thereof as well as to future Participants.

                  Section 17.2. Establishment of Separate Plan. If an Employer withdraws from the Plan under Section 13.2, the Committee shall determine the portion of the Trust Fund held by the Trustee that is attributable to the Participants and former Participants of such Employer and direct the Trustee to segregate such portion in a separate Trust Fund. Such separate Trust Fund shall thereafter be held and administered as a part of the separate plan of such Employer.

                  The portion of the Trust Fund attributable to the Participants and former Participants of a particular Employer shall be equal to an amount which bears the same ratio to the total value of the Trust Fund as the total amount credited to the accounts that are allocated to the Participants and former Participants of such Employer bears to the total amount credited to such accounts of all Participants and former Participants.

                  Section 17.3. Full Vesting upon Termination of Participation or Partial Termination of the Plan. In the event that any Employer terminates its participation in the Plan, or in the event of the partial termination of the Plan, the accounts of all Participants of such Employer, or accounts of those Participants who are affected by the partial termination of the Plan, as the case may be, shall become fully vested and shall not thereafter be subject to forfeiture.

                  Section 17.4. Distribution upon Termination of the Plan. Any Employer may at any time terminate its participation in the Plan by written instrument executed on behalf of the Employer by resolution of its board of directors to that effect. In the event of any such termination, the Committee shall determine the portion of the Trust Fund held by the Trustee that is attributable to the Participants and former Participants of such Employer and direct the Trustee to distribute such portion to Participants ratably in proportion to the balances of their respective accounts. A complete discontinuance of contributions by an Employer shall be deemed a termination of such Employer's participation in the Plan for purposes of this Section.

                  If the Internal Revenue Service refuses to issue an initial, favorable determination letter to the effect that the Plan and Trust Fund as adopted by an Employer meets the requirements of section 401(a) of the Code and that the Trust is exempt from tax under section 501(a) of the Code, the Employer may terminate its participation in the Plan and the Committee shall direct the Trustee to pay and deliver the portion of the Trust Fund attributable to the Participants and former Participants of such Employer, determined pursuant to
Section 17.2, to such Employer and such Employer shall pay to Participants or their Beneficiaries the part of such Employer's portion of the Trust Fund as is attributable to contributions made by Participants.

                  Section 17.5. Trust Fund to Be Applied Exclusively for Participants and Their Beneficiaries. Subject only to the provisions of Sections 4.6, 7.3 and 17.4, and any other provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust Fund to be used for, or diverted to, any purpose that is not for the exclusive benefit of Participants and Beneficiaries.

                  IN WITNESS WHEREOF, the undersigned officers of the Company pursuant to the authorization and direction of the Board of Directors have executed this amendment and restatement of the Plan on this _____ day of __________, 1998.


                                        BELL SPORTS CORP.

                                        By
                                           -------------------------------------

                                        Title
                                              ----------------------------------

ATTEST:

-----------------------------------

Title
      -----------------------------

                                                                      APPENDIX A


                   SPECIAL PROVISIONS FOR CERTAIN PARTICIPANTS

         Notwithstanding anything in the Plan to the contrary, the provisions of this Appendix shall apply to the Participants described below:

         1. Any Participant who becomes an employee of Brunswick Corporation on April 28, 1997 in connection with the sale of certain assets to Brunswick Corporation pursuant to the Asset Purchase Agreement dated April 1, 1997 among Brunswick Corporation, American Recreation Company, Inc. and the Company shall be fully vested in his Employer Matching Contribution Account and his Employer Discretionary Contribution Account as of April 28, 1997.